As filed with the Securities and Exchange Commission on November 17, 2017
Securities Act File No. 333-215049
Investment Company Act File No. 811-23220

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 11	☒
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 13	☒

(Check appropriate box or boxes.)

FIERA CAPITAL SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

375 Park Avenue, 8th Floor
New York, NY 10152
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 300-1600

Stephen A. McShea
Fiera Capital Inc.
375 Park Avenue
8th Floor
New York, New York 10152
(Name and Address of Agent for Service)

Copy to:

George M. Silfen, Esq.
Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, NY 10036

Approximate Date of Proposed Public Offering: As soon as practicable after this amendment becomes effective.

It is proposed that this filing will become effective (check appropriate box)
☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file an amendment which specifically states that the Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

Preliminary Prospectus dated November 17, 2017
Subject to Completion

The information in this preliminary Prospectus is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

FIERA CAPITAL EMERGING MARKETS FUND

Series of Fiera Capital Series Trust

Prospectus Dated [     , 2017]

Investor Class Shares ([          ])

Institutional Class Shares ([         ] )

This Prospectus describes Fiera Capital Emerging Markets Fund (the “Fund”), a series of shares offered by Fiera Capital Series Trust.

This Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records. As with all mutual funds, the U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or completeness of this Prospectus. Any representation to the contrary is a criminal offense.

No securities dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus or in approved sales literature in connection with the offer contained herein, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction or to any person to whom it is unlawful to make such offer.

SUMMARY OF THE FUND
Investment Objective

The Fund seeks to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”).

Shareholder Fees (fees paid directly from your investment)	Investor Class	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	[None]	[None]
Maximum Deferred Sales Charge (Load)	[None]	[None]
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	[None]	[None]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	[ ]%	[ ]%
Distribution (12b-1) Fees	[ ]%	[None]
Other Expenses[1]	[ ]%	[ ]%
Total Annual Fund Operating Expenses	[ ]%	[ ]%
Less Fee Waiver/Expense Reimbursement[2]	[ ]%	[ ]%
Total Annual Fund Operating Expenses after Fee Waiver/Expense Reimbursement	[ ]%	[ ]%

1“Other Expenses” are based on estimates for the current fiscal year.

2The Fund’s investment adviser, Fiera Capital Inc., and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) described in detail on page [  ] of this Prospectus, pursuant to which the Adviser (or an affiliate of the Adviser) agrees to pay or absorb certain expenses of the Fund to the extent necessary so that the total expense ratio of the Fund’s Investor Class Shares does not exceed [    ]% of the average daily net assets for the Investor Class Shares, and the total expense ratio of the Fund’s Institutional Class Shares does not exceed [    ]% of the average daily net assets for the Institutional Class Shares. The Expense Limitation Agreement will remain in effect through [    ]%, unless sooner terminated at the sole discretion of the Board, but in no case will the Expense Limitation Agreement be terminated prior to one year from the date of this Prospectus. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Adviser may recoup amounts waived or reimbursed for a period not to exceed three years from the time in which they were waived or reimbursed. Recoupment will be made only to the extent it does not cause the Fund’s ordinary operating expenses to exceed: (1) the expense limitation in effect at the time the expense was paid or absorbed; and (2) the expense limitation in effect at the time of recapture.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs at the end of each period would be:

	1 Year			3 Years
Investor Class	$	[	]	$	[	]
Institutional Class	$	[	]	$	[	]

Portfolio Turnover

The Fund, which has not yet commenced operations, will pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which will not be reflected in annual fund operating expenses or in the example above, will reduce the Fund’s performance.

Principal Investment Strategies

Fiera Capital Inc. (the “Adviser”) seeks to achieve the Fund’s investment objective by investing in a portfolio of emerging market equities.  The Fund may invest in issuers with market capitalizations of any size.

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, participatory notes, preferred stocks, warrants and securities convertible into common or preferred stocks) of companies operating principally in emerging market countries. The Fund may also gain exposure to such companies through investment in depositary receipts. Emerging market countries include those countries whose economies are considered to be developing or emerging from underdevelopment.

The Fund may invest up to 20% of its assets in Chinese A Shares through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a program between the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited, China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited designed to permit mutual stock market access between Mainland China and Hong Kong. The Fund also invests in participatory notes, which are debt obligations that are issued or backed by banks and broker-dealers and are designed to replicate equity market exposure in certain markets where direct investment is difficult due to local investment restrictions.

[To the extent that the Fund seeks to invest in the securities of Indian companies, it may do so by investing in shares of a wholly owned, collective investment vehicle (the “Mauritius Subsidiary”) registered with and regulated by the Mauritius Financial Services Commission. The Mauritius Subsidiary was formed to allow the Fund’s investment in Indian companies to benefit from a favorable income tax treaty between Mauritius and India. In order to do so, the Mauritius Subsidiary will seek to maintain residency in Mauritius.]

The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector. From time to time, the Fund may focus its investments in certain countries or geographic areas, including Asia. The Fund may invest in companies that have market capitalizations of any size.

In selecting the Fund’s investments, the Adviser first employs a proprietary macro analytical process focused on long-term growth opportunities in emerging market countries through identifying attractive investment themes in emerging markets. Then, in selecting specific companies, the Adviser uses quantitative and fundamental analysis to identify individual companies that the Adviser believes meet the Fund’s investment objective. Specifically, the Adviser seeks to invest in companies that are believed to be well managed, with consumer driven demand, above average revenue and earnings growth potential, have a unique or improving market position and possess competitive advantages.

The Adviser may determine to sell a security under several circumstances, such as when its target value is realized, when the company’s earnings deteriorate, when more attractive investment alternatives are identified, or when it wishes to raise cash.

Principal Investment Risks

The Fund’s investments are subject to a variety of risks that may cause the Fund’s net asset value (“NAV”) to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. Also, there is no assurance that the Adviser will achieve the Fund’s objective.

As an investor in the Fund, your investment is subject to the following risks:

·
Asia Pacific Investment Risk.  Many of the countries in the Asia Pacific region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Also, securities of some companies in the region can be less liquid than U.S. or other foreign securities, potentially making it difficult for the Fund to sell such securities at a desirable time and price.

·
China Stock Connect Risk. The Fund may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) through the Stock Connect program. Investors in Stock Connect Securities are generally subject to Chinese securities regulations and SSE listing rules, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect Program is subject to trading, clearance and settlement procedures that are untested in China. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled. Investments in Stock Connect Securities are subject to liquidity risk. If a transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the Fund.

·
Convertible Securities Risk. Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk and credit risk.  Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk.  The Fund may also be forced to convert a convertible security at an inopportune time, which may decrease the Fund’s return.

·
Depositary Receipts Risk. Depositary receipts are issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies.  Some foreign securities are traded in the form of American Depositary Receipts (“ADRs”).  Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company.  In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.

·
Emerging Market Securities Risk.  Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries, and some have a higher risk of currency devaluations.

·
Foreign Currency Risk.  The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

·
Foreign Securities Risk.  Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. Foreign securities subject the Fund to the risks associated with investing in the particular country of an issuer, including the political, regulatory, economic, social, diplomatic and other conditions or events occurring in the country or region, as well as risks associated with less developed custody and settlement practices. Foreign securities may be more volatile and less liquid than securities of U.S. companies, and are subject to the risks associated with potential imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar.

·
Geographic Focus Risk.  The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests, including Asia. The Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund.

·
China Investment Risk. Investing in securities of Chinese issuers involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, the small size of the market for Chinese securities and the low volume of trading, resulting in lack of liquidity and in price volatility; currency devaluations and other currency exchange rate fluctuations or blockage; the nature and extent of intervention by the Chinese government in the Chinese securities markets; the risk of nationalization or expropriation of assets; and the risk of increased trade tariffs, embargoes and other trade limitations. The economy in China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries, and investing in the securities of Chinese issuers may be subject to greater risk of loss than investments in securities of issuers in developed markets. There is substantial government intervention in the Chinese economy, including restrictions on investment in companies or industries deemed sensitive to national interests. Governments and regulators also intervene from time to time in the financial markets, such as by imposing trading restrictions or suspending short sales of certain stocks. Such market interventions may also have a negative impact on market sentiment. Governments may also impose additional or renewed capital controls, which may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, and cause the Fund to decline in value.

·
India Investment Risk.  In addition to the general risks applicable to emerging market securities, there are special risks associated with investments in Indian issuers, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, and exchange control regulations (including currency blockage). Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of India. A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the Fund. Also, a limited number of issuers represent a disproportionately large percentage of market capitalization and trading value.

·
Issuer Risk.  An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

·
Liquidity Risk.  Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. The Fund may have to accept a lower selling price for the holding, sell other, liquid or more liquid, investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. Overall market liquidity and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Foreign securities can present enhanced liquidity risks, including as a result of less developed custody, settlement or other practices of foreign markets.

·	Market Risk. Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise.

·
Non-Diversified Fund Risk.  The Fund is non-diversified, which generally means that it will invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.

·
Participatory Note Risk.  Participatory notes involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities the participatory notes are designed to replicate. The issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, may be unable or may refuse to perform under the terms of the participatory note. The holder of a participatory note is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes are not traded on exchanges, are privately issued, and may be illiquid. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

·
Preferred Stock Risk.  Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (i.e., the risk of losses attributable to changes in interest rates).

·
[Risk of Investment Through Mauritius.  Any change in the provisions of the income tax treaty between Mauritius and India, in its applicability to the Fund or the Mauritius Subsidiary, or in the requirements established by Mauritius to qualify as a Mauritius resident, could result in the imposition of various taxes on the Fund by India, which could reduce the return to the Fund on its investments. In particular, due to the recent amendment of the income tax treaty between India and Mauritius, the capital gains tax exemption on shares of Indian companies will be phased out over a two-year period beginning April 1, 2017, and ending March 31, 2019. Shares of Indian companies acquired after April 1, 2017, will be subject to a reduced capital gain tax until March 31, 2019, and shares will be taxed at India’s full capital gains tax rate thereafter. There is no guarantee that the treaty will not be amended further.]

·
Sector Risk.  At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

·
Small- and Mid-Cap Company Securities Risk.  Investments in small- and mid-capitalization companies (small- and mid-cap companies) often involve greater risks than investments in larger, more established companies (larger companies) because small- and mid-cap companies tend to have less predictable earnings and may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Securities of small- and mid-cap companies may be less liquid and more volatile than the securities of larger companies.

Performance Information: Annual Total Returns

A bar chart and past performance table are not included in this Prospectus because the Fund has not completed a full calendar year of operations. After completion of its first calendar year of operations, the Fund will present these items and compare its performance to the performance of an index (showing how the Fund’s average annual returns over various periods compare with those of its index).

Fund Management

Investment Adviser

Fiera Capital Inc., located at 375 Park Avenue, 8th Floor, New York, New York 10152, manages the investments of the Fund pursuant to an investment advisory agreement.

Portfolio Managers of the Adviser

Portfolio Manager	Role with Fund	Managed Fund Since
[ ]	[ ]	Inception

Purchase and Sale of Fund Shares

The minimum initial investment for Investor Class Shares is $[1,000]. Subsequent investments for Investor Class Shares must be made in amounts of $[100] or more. Institutional Class Shares are only offered to certain eligible investors meeting a minimum initial investment of $[1,000,000] (with subsequent investments subject to a $[100] minimum). The Fund may also change minimum investment amounts at any time. The Fund retains the right to refuse to accept an order.

Eligible shareholders may purchase or redeem Fund Shares on any business day by written request via mail (Fiera Capital Emerging Markets Fund, c/o UMB Fund Services, 235 W. Galena Street, Milwaukee, WI 53212), by wire transfer, by telephone at (855) 771-7119, or through a financial intermediary. Investors who wish to purchase or redeem Fund Shares through a financial intermediary should contact the financial intermediary directly.

Investor Class Shares are offered for investment through authorized securities brokers and other financial intermediaries.

Institutional Class Shares are offered to investors meeting the $[1,000,000] minimum initial investment that fall into one or more of the following categories: (1) other mutual funds, endowments, foundations, bank trust departments or trust companies; (2) retirement plans (such as 401(a), 401(k) or 457 plans); (3) registered investment advisers investing on behalf of certain clients in exchange for an advisory, management or consulting fee; (4) certain broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts; and (5) clients of the Adviser. Institutional Class Shares may also be offered for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board.

Tax Information

The Fund normally distributes net investment income and net realized capital gains, if any, to shareholders annually. These distributions are generally taxable to you as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred account, such as a 401(k) plan or an IRA. If you are investing through a tax-deferred account, you may be taxed upon withdrawals from that account.

Financial Intermediary Compensation

If you purchase Fund Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies — including Fiera Capital Inc. (the Adviser) or [Foreside Fund Services, LLC] (the “Distributor”) may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

MORE INFORMATION ABOUT THE FUND

Investment Objective

The Fund seeks to achieve long-term capital appreciation. The Fund’s investment objective is not a fundamental policy and may be changed by the Fund’s Board of Trustees without shareholder approval. Because any investment involves risk, there is no assurance the Fund’s objective will be achieved.

Principal Investment Strategies

The Adviser seeks to achieve the Fund’s investment objective by investing in a portfolio of emerging market equities. Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, participatory notes, preferred stocks, warrants and securities convertible into common or preferred stocks) of companies operating principally in emerging market countries. The Fund considers a company to be operating principally in an emerging market if (i) its securities are primarily listed on the trading market of an emerging market country; (ii) the company is incorporated or has its principal business activities in an emerging market country; (iii) the company derives 50% or more of its revenues from, or has 50% or more of its assets in, an emerging market country; or (iv) its securities are included in the MSCI Emerging Markets Index. The Fund considers a country to be an emerging market country if it has been determined by an international organization, such as the World Bank, to have a low to middle income economy, or it is not included in the MSCI World Index, which measures the equity market performance of developed markets.  The Fund may also gain exposure to such companies through investment in depositary receipts. Depository receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Emerging market countries include those countries whose economies are considered to be developing or emerging from underdevelopment.

The Fund may invest up to 20% of its assets in Chinese A Shares through the Shanghai-Hong Kong Stock Connect (“Stock Connect”), a program between the Shanghai Stock Exchange, the Stock Exchange of Hong Kong Limited, China Securities Depository and Clearing Corporation Limited and Hong Kong Securities Clearing Company Limited designed to permit mutual stock market access between Mainland China and Hong Kong. The Fund also invests in participatory notes, which are debt obligations that are issued or backed by banks and broker-dealers and are designed to replicate equity market exposure in certain markets where direct investment is difficult due to local investment restrictions.

[To the extent that the Fund seeks to invest in the securities of Indian companies, it may do so by investing in shares of a wholly owned, collective investment vehicle (the “Mauritius Subsidiary”) registered with and regulated by the Mauritius Financial Services Commission that is also managed by the Adviser. The Mauritius Subsidiary was formed to allow the Fund’s investment in Indian companies to benefit from a favorable income tax treaty between Mauritius and India. In order to do so, the Mauritius Subsidiary will seek to maintain residency in Mauritius.]

The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector. From time to time, the Fund may focus its investments in certain countries or geographic areas, including Asia. The Fund may invest in companies that have market capitalizations of any size.

In selecting the Fund’s investments, the Adviser first employs a proprietary macro analytical process focused on long-term growth opportunities in emerging market countries through identifying attractive investment themes in emerging markets. Then, in selecting specific companies, the Adviser uses quantitative and fundamental analysis to identify individual companies that the Adviser believes meet the Fund’s investment objective. Specifically, the Adviser seeks to invest in companies that are believed to be well managed, with consumer driven demand, above average revenue and earnings growth potential, have a unique or improving market position and possess competitive advantages.

The Adviser may determine to sell a security under several circumstances, such as when its target value is realized, when the company’s earnings deteriorate, when more attractive investment alternatives are identified, or when it wishes to raise cash.

The Fund’s investment policy with respect to 80% of its net assets may be changed by the Fund’s Board of Trustees without shareholder approval as long as shareholders are given 60 days’ advance written notice of the change.

The Fund may from time to time take temporary defensive investment positions that may be inconsistent with the Fund’s principal investment strategies in attempting to respond to what the Adviser believes are adverse market, economic, political, social or other conditions, including, without limitation, (i) investing some or all of its assets in money market instruments or shares of money market funds or (ii) holding some or all of its assets in cash or cash equivalents.  The Fund may not achieve its investment objective while it is investing defensively.  During these times, the Adviser may make frequent portfolio holding changes, which could result in increased trading expenses and taxes, and decreased Fund performance.

Principal Risks

The Fund’s investments are subject to a variety of risks which may cause the Fund’s NAV to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. The actual risk exposure taken by the Fund in its investment program will vary over time. There is no assurance that the Adviser will achieve the Fund’s objective.

As an investor in the Fund, your investment is subject to the following risks:

Active Management Risk.  The Fund is actively managed and its performance therefore will reflect, in part, the ability of the portfolio managers to make investment decisions that will achieve the Fund’s investment objective. Due to its active management, the Fund could underperform its benchmark index and/or other funds with similar investment objectives and/or strategies.

Asia Investment Risk.  A number of countries in the Asia Pacific region are considered underdeveloped or developing, including from a political, economic and/or social perspective, and may have relatively unstable governments and economies based on limited business, industries and/or natural resources or commodities. Events in any one country within the region may impact that country, other countries in the region or the region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified in areas with more developed countries and economies. This could result in increased volatility in the value of the Fund’s investments and losses for the Fund. Continued growth of economies and securities markets in the region will require sustained economic and fiscal discipline, as well as continued commitment to governmental and regulatory reforms. Development also may be influenced by international economic conditions, including those in the United States and Japan, and by world demand for goods or natural resources produced in countries in the Asia Pacific region. Securities markets in the region are generally smaller and have a lower trading volume than those in the United States, which may result in the securities of some companies in the region being less liquid than U.S. or other foreign securities. Some currencies, inflation rates or interest rates in the Asia Pacific region are or can be volatile, and some countries in the region may restrict the flow of money in and out of the country. The risks described under “Emerging Markets Securities Risk” and “Foreign Securities Risk” may be more pronounced due to the Fund’s focus on investments in the region.

China Stock Connect Risk.  Stock Connect is a securities trading and clearing program developed by The Stock Exchange of Hong Kong Limited (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE. In contrast to certain other regimes for foreign investment in Chinese securities, no individual investment quotas or licensing requirements apply to investors investing in Stock Connect Securities through Stock Connect. In addition, there are no lock-up periods or restrictions on the repatriation of principal and profits.

However, trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns. A primary feature of the Stock Connect program is the application of the home market’s laws and rules to investors in a security. Thus, investors in Stock Connect Securities are generally subject to Chinese securities regulations and SSE listing rules, among other restrictions. In addition, Stock Connect Securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect in accordance with applicable rules. While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude the Fund’s ability to invest in Stock Connect Securities. Trading in the Stock Connect Program is subject to trading, clearance and settlement procedures that are untested in China. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.

The Stock Connect program may be subject to further developments and there can be no assurance as to whether or how such developments may restrict or affect the Fund’s investments or returns.

Investments in Stock Connect Securities are subject to liquidity risk. If a transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses to the Fund.

Convertible Securities Risk.  Convertible securities are subject to the usual risks associated with debt instruments, such as interest rate risk (the risk of losses attributable to changes in interest rates) and credit risk (the risk that the issuer of a debt instrument will default or otherwise become unable, or be perceived to be unable or unwilling, to honor a financial obligation, such as making payments to the Fund when due). Convertible securities also react to changes in the value of the common stock into which they convert, and are thus subject to market risk (the risk that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise). Because the value of a convertible security can be influenced by both interest rates and the common stock’s market movements, a convertible security generally is not as sensitive to interest rates as a similar debt instrument, and generally will not vary in value in response to other factors to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would typically be paid before the company’s common stockholders but after holders of any senior debt obligations of the company. The Fund may be forced to convert a convertible security before it otherwise would choose to do so, which may decrease the Fund’s return.

Depositary Receipts Risk.  Depositary receipts are receipts issued by a bank or trust company reflecting ownership of underlying securities issued by foreign companies. Some foreign securities are traded in the form of ADRs. Depositary receipts involve risks similar to the risks associated with investments in foreign securities, including those associated with investing in the particular country of an issuer, which may be related to the particular political, regulatory, economic, social and other conditions or events occurring in the country and fluctuations in its currency, as well as market risk tied to the underlying foreign company. In addition, ADR holders may have limited voting rights, may not have the same rights afforded typical company stockholders in the event of a corporate action such as an acquisition, merger or rights offering and may experience difficulty in receiving company stockholder communications.

Emerging Market Securities Risk.  Securities issued by foreign governments or companies in emerging market countries, such as China, Russia and certain countries in Eastern Europe, the Middle East, Asia, Latin America or Africa, are more likely to have greater exposure to the risks of investing in foreign securities that are described in Foreign Securities Risk. In addition, emerging market countries are more likely to experience instability resulting, for example, from rapid changes or developments in social, political, economic or other conditions. Their economies are usually less mature and their securities markets are typically less developed with more limited trading activity (i.e., lower trading volumes and less liquidity) than more developed countries. Emerging market securities tend to be more volatile than securities in more developed markets. Many emerging market countries are heavily dependent on international trade and have fewer trading partners, which makes them more sensitive to world commodity prices and economic downturns in other countries. Some emerging market countries have a higher risk of currency devaluations, and some of these countries may experience periods of high inflation or rapid changes in inflation rates and may have hostile relations with other countries.

Foreign Currency Risk.  The performance of the Fund may be materially affected positively or negatively by foreign currency strength or weakness relative to the U.S. dollar, particularly if the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

Foreign Securities Risk.  Investments in or exposure to foreign securities involve certain risks not associated with investments in or exposure to securities of U.S. companies. For example, foreign markets can be extremely volatile. Foreign securities may also be less liquid than securities of U.S. companies so that the Fund may, at times, be unable to sell foreign securities at desirable times or prices. Brokerage commissions, custodial costs and other fees are also generally higher for foreign securities. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities, including those issued by foreign governments. In addition, foreign governments may impose withholding or other taxes on the Fund’s income, capital gains or proceeds from the disposition of foreign securities, which could reduce the Fund’s return on such securities. In some cases, such withholding or other taxes could potentially be confiscatory. Other risks include: possible delays in the settlement of transactions or in the payment of income; generally less publicly available information about foreign companies; the impact of economic, political, social, diplomatic or other conditions or events; possible seizure, expropriation or nationalization of a company or its assets or the assets of a particular investor or category of investors; accounting, auditing and financial reporting standards that may be less comprehensive and stringent than those applicable to domestic companies; the imposition of economic and other sanctions against a particular foreign country, its nationals or industries or businesses within the country; and the generally less stringent standard of care to which local agents may be held in the local markets. In addition, it may be difficult to obtain reliable information about the securities and business operations of certain foreign issuers. Governments or trade groups may compel local agents to hold securities in designated depositories that are not subject to independent evaluation. The less developed a country’s securities market is, the greater the level of risks. The risks posed by sanctions against a particular foreign country, its nationals or industries or businesses within the country may be heightened to the extent the Fund invests significantly in the affected country or region or in issuers from the affected country that depend on global markets. The performance of the Fund may also be negatively impacted by fluctuations in a foreign currency’s strength or weakness relative to the U.S. dollar, particularly to the extent the Fund invests a significant percentage of its assets in foreign securities or other assets denominated in currencies other than the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short or long periods of time for a number of reasons, including changes in interest rates, imposition of currency exchange controls and economic or political developments in the U.S. or abroad. The Fund may also incur currency conversion costs when converting foreign currencies into U.S. dollars and vice versa.

Geographic Focus Risk.  The Fund may be particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within the specific geographic regions in which the Fund invests, including Asia. Currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, the Fund’s NAV may be more volatile than the NAV of a more geographically diversified fund. The risks described under “Emerging Markets Securities Risk” and “Foreign Securities Risk” may be more pronounced due to the Fund’s focus on investments in the region.

China Investment Risk.  In addition to the risks associated with investing in foreign securities generally, including those associated with investing in emerging markets, investing in China presents additional risks. These additional risks include, among others, the small size of the market for Chinese securities and the low volume of trading, resulting in lack of liquidity and in price volatility; the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation; the risk that the Chinese government may decide not to continue to support economic reform programs; limitations on the use of brokers; market volatility caused by any potential regional territorial conflicts or natural disasters; and the risk of increased trade tariffs, embargoes and other trade limitations.

The economy in China, which has been in a state of transition from a planned economy to a more market oriented economy, differs from the economies of most developed countries, and investing in the securities of China issuers may be subject to greater risk of loss than investments in securities of issuers in developed markets. Although China has begun the process of privatizing certain sectors of its economy, privatized entities may lose money and/or be re-nationalized.

There is substantial government intervention in the Chinese economy, including restrictions on investment in companies or industries deemed sensitive to national interests. Governments and regulators also intervene from time to time in the financial markets, such as by imposing trading restrictions, or suspending short sales of certain stocks. Such market intervention may also have a negative impact on market sentiment.

Although China has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future. Political uncertainty, military intervention and political corruption could reverse favorable trends toward market and economic reform, privatization and removal of trade barriers, and could result in significant disruption to securities markets.

China is dominated by the one-party rule of the Communist Party. Investments in China are subject to risks associated with greater governmental control over and involvement in the economy. China manages its currency at artificial levels relative to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. China also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to China relatively illiquid, particularly in connection with redemption requests. In addition, the government of China exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in China have contributed to growth, but there is no guarantee that such reforms will continue.

Natural disasters such as droughts, floods, earthquakes and tsunamis have afflicted China in the past, and the region’s economy may be affected by such environmental events in the future. The Fund’s investment in China is, therefore, subject to the risk of such events. In addition, the relationship between China and Taiwan is particularly sensitive, and hostilities between China and Taiwan may present a risk to the Fund’s investments in China.

India Investment Risk.  There are special risks associated with investments in Indian issuers, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards. Inflation and rapid fluctuations in inflation and interest rates have had, and may continue to have, negative effects on the economy and securities markets of India.

A high proportion of the securities of many Indian issuers are held by a limited number of persons or entities, which may limit the number of shares available for investment by the Fund. In addition, further issuances, or the perception that such issuances may occur, of securities by Indian issuers in which the Fund has invested could dilute the earnings per share of the Fund’s investment and could adversely affect the market prices of such securities. Sales of securities by such issuers’ major shareholders, or the perception that such sales may occur, may also significantly and adversely affect the market price of such securities. A limited number of issuers represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of the Indian securities markets may also affect the Fund’s ability to acquire or dispose of securities at the price and time that it desires.

Issuer Risk.  An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters or other events, conditions or factors.

Liquidity Risk.  Liquidity risk is the risk associated with any event, circumstance, or characteristic of an investment or market that negatively impacts the Fund’s ability to sell, or realize the proceeds from the sale of, an investment at a desirable time or price. Liquidity risk may arise because of, for example, a lack of marketability of the investment, which means that when seeking to sell its portfolio investments, the Fund could find that selling is more difficult than anticipated, especially during times of high market volatility. Market participants attempting to sell the same or a similar instrument at the same time as the Fund could exacerbate the Fund’s exposure to liquidity risk. The Fund may have to accept a lower selling price for the holding, sell other, liquid or more liquid, investments that it might otherwise prefer to hold (thereby increasing the proportion of the Fund’s investments in less liquid or illiquid securities), or forego another more appealing investment opportunity. Certain investments that were liquid when purchased by the Fund may later become illiquid, particularly in times of overall economic distress. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may also adversely affect the liquidity and the price of the Fund’s investments. Judgment plays a larger role in valuing illiquid or less liquid investments as compared to valuing liquid or more liquid investments. Price volatility may be higher for illiquid or less liquid investments as a result of, for example, the relatively less frequent pricing of such securities (as compared to liquid or more liquid investments). Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. Overall market liquidity and other factors can lead to an increase in Fund redemptions, which may negatively impact Fund performance and NAV, including, for example, if the Fund is forced to sell investments in a down market. Foreign securities can present enhanced liquidity risks, including as a result of less developed custody, settlement or other practices of foreign markets.

Market Risk.  Market risk refers to the possibility that the market values of securities or other investments that the Fund holds will fall, sometimes rapidly or unpredictably, or fail to rise. The value of Fund investments may fall or fail to rise because of a variety of actual or perceived factors affecting an issuer (e.g., an unfavorable earnings report), the industry or sector in which it operates, or the market as a whole, which may reduce the value of an investment in the Fund. Accordingly, an investment in the Fund could lose money over short or long periods. The market values of the investments the Fund holds can be affected by changes or perceived changes in U.S. or foreign economies and financial markets, and the liquidity of these investments, among other factors.

Non-Diversified Fund Risk.  The Fund is non-diversified, which generally means that it will invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.

Participatory Note Risk.  Participatory notes are unsecured and unsubordinated debt securities designed to replicate exposure to underlying referenced equity investments and are sold by a bank or broker-dealer in markets where the Fund is restricted from directly purchasing equity securities. Participatory notes involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. The Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note. While the holder of a participatory note is entitled to receive from the issuing bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes are also not traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to the Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Preferred Stock Risk.  Preferred stock is a type of stock that generally pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights. The price of a preferred stock is generally determined by earnings, type of products or services, projected growth rates, experience of management, liquidity, and general market conditions of the markets on which the stock trades. The most significant risks associated with investments in preferred stock include issuer risk, market risk and interest rate risk (i.e., the risk of losses attributable to changes in interest rates).

[Risk of Investment Through Mauritius.  The Fund may invest indirectly in securities of Indian companies through the Mauritius Subsidiary, an entity formed in the Republic of Mauritius that is also managed by the Adviser. The Mauritius Subsidiary will seek to maintain residency in Mauritius in order to allow the Fund to take advantage of the currently effective income tax treaty between India and Mauritius. The Supreme Court of India has upheld the validity of this tax treaty in response to a lower court challenge of the treaty’s applicability to certain foreign entities. The Supreme Court clarified that a certificate of residence in Mauritius is sufficient evidence of residence in Mauritius for purposes of the India-Mauritius treaty. The Mauritius Subsidiary has received a tax residence certificate from the Mauritius Revenue Authority.

In 2004, India reduced from 10% to zero the tax rate on long-term capital gains arising from the sale on a recognized stock exchange in India of, among other things, equity shares and units of “equity oriented” funds, provided that the applicable securities transaction tax has been paid. Effective April 1, 2017, due to the amendment of the income tax treaty between India and Mauritius, the benefit of the zero tax rate in India on short-term capital gains available to residents of Mauritius has been discontinued for acquisitions made on or after April 1, 2017.]

Sector Risk.  At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic, regulatory, political or market events or conditions, which may make the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. Generally, the more broadly the Fund invests, the more it spreads risk and potentially reduces the risks of loss and volatility.

Small- and Mid-Cap Company Securities Risk.  Securities of small- and mid-capitalization companies (small- and mid-cap companies) can, in certain circumstances, have a higher potential for gains than securities of larger, more established companies (larger companies) but may also have more risk. For example, small- and mid-cap companies may be more vulnerable to market downturns and adverse business or economic events than larger companies because they may have more limited financial resources and business operations. Small- and mid-cap companies are also more likely than larger companies to have more limited product lines and operating histories and to depend on smaller management teams. Securities of small- and mid-cap companies may trade less frequently and in smaller volumes and may be less liquid and fluctuate more sharply in value than securities of larger companies. If the Fund takes significant positions in small- or mid-cap companies with limited trading volumes, the liquidation of those positions, particularly in a distressed market, could be prolonged and result in losses to the Fund. In addition, some small- and mid-cap companies may not be widely followed by the investment community, which can lower the demand for their stocks.

Shares of the Fund may fall in value and there is a risk that you could lose money by investing in the Fund. There is no assurance that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Statement of Additional Information (the “SAI”) contains further details about particular types of investment strategies and hedging techniques that may be utilized by the Adviser, as well as the risks associated with those strategies and techniques.

Additional Risk Factors

Adverse changes in overall market prices and the prices of investments held by the Fund can occur at any time and there is no assurance that the Fund will achieve its investment objective. When you redeem your Fund Shares, they may be worth more or less than what you paid for them. The Fund is subject to certain risk factors in addition to the principal risks described earlier, including:

Disaster, Business Continuity and Cyber-Security Risk. The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an industrial accident, a terrorist attack or war, events unanticipated in the Fund’s disaster recovery systems, or a support failure from external providers, could have an adverse effect on the Fund’s ability to conduct business and on the Fund’s results of operations and financial condition, particularly if those events affect its computer-based data processing, transmission, storage, and retrieval systems or destroy data. If a significant number of the Adviser’s employees were unavailable in the event of a disaster, the Fund’s ability to effectively conduct business could be severely compromised.

The Adviser relies upon secure information technology systems for data processing, storage and reporting. Despite careful security and controls design, implementation and updating, the Adviser’s information technology systems could become subject to cyber-attacks. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of service attacks on websites (i.e., efforts to make network services unavailable to intended users). Network, system, application and data breaches could result in operational disruptions or information misappropriation, which could have a material adverse effect on the Fund.

Cyber-security failures or breaches by the Adviser and other service providers (including, but not limited to, accountants, custodians, transfer agents and administrators), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s net asset value calculations, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Fund has established a business continuity plan in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber-security plans and systems put in place by its service providers and issuers in which the Fund invests. The Fund could be negatively impacted as a result.

The Fund is dependent on its and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of an agreement with any third-party service providers, could cause delays or other problems in the Fund’s activities. The Fund’s financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond its control and adversely affect the Fund’s business.

No Operating History. The Fund has no operating history upon which investors can evaluate its performance.

Investment Guidelines

As a general matter, and except as specifically described in the discussion of the Fund’s principal investment strategies in this Prospectus or as otherwise required by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief, whenever an investment policy or limitation states a percentage of the Fund’s assets that may be invested in any security or other asset or sets forth a policy regarding an investment standard, compliance with that percentage limitation or standard will be determined solely at the time of the Fund’s investment in the security or asset.

Holding Other Kinds of Investments

The Fund may hold investments that are not part of its principal investment strategies. These investments and their risks are described below and/or in the SAI. The Fund may choose not to invest in certain securities described in this Prospectus and in the SAI, although it has the ability to do so. Information on the Fund’s holdings can be found in the Fund’s shareholder reports or by visiting [             ].

Transactions in Derivatives

In addition to forward currency contracts, the Fund may enter into derivative transactions or otherwise have exposure to derivative transactions through underlying investments. Derivatives are financial contracts whose values are, for example, based on (or “derived” from) traditional securities (such as a stock or bond), assets (such as a commodity like gold or a foreign currency), reference rates (such as the London Interbank Offered Rate (commonly known as LIBOR)) or market indices (such as the Standard & Poor’s (S&P) 500® Index). The use of derivatives is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Derivatives involve special risks and may result in losses or may limit the Fund’s potential gain from favorable market movements. Derivative strategies often involve leverage, which may exaggerate a loss, potentially causing the Fund to lose more money than it would have lost had it invested in the underlying security or other asset directly. The values of derivatives may move in unexpected ways, especially in unusual market conditions, and may result in increased volatility in the value of the derivative and/or the Fund’s Shares, among other consequences. The use of derivatives may also increase the amount of taxes payable by shareholders holding Shares in a taxable account. Other risks arise from the Fund’s potential inability to terminate or to sell derivative positions. A liquid secondary market may not always exist for the Fund’s derivative positions at times when the Fund might wish to terminate or to sell such positions. Over-the-counter instruments (investments not traded on an exchange) may be illiquid, and transactions in derivatives traded in the over-the-counter market are subject to the risk that the other party will not meet its obligations. The use of derivatives also involves the risks of mispricing or improper valuation and that changes in the value of the derivative may not correlate perfectly with the underlying security, asset, reference rate or index. The Fund also may not be able to find a suitable derivative transaction counterparty, and thus may be unable to engage in derivative transactions when it is deemed favorable to do so, or at all. U.S. federal legislation has been enacted that provides for new clearing, margin, reporting and registration requirements for participants in the derivatives market. These changes could restrict and/or impose significant costs or other burdens upon the Fund’s participation in derivatives transactions. For more information on the risks of derivative investments and strategies, see the SAI.

Investing in Money Market Funds

The Fund may invest cash in, or hold as collateral for certain investments, shares of registered money market funds. These funds are not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. The Fund and its shareholders indirectly bear a portion of the expenses of any money market fund or other fund in which the Fund may invest.

Understanding Annual Fund Operating Expenses

The Fund’s annual operating expenses, as presented in the Annual Fund Operating Expenses table in the Fees and Expenses of the Fund Summary section of this Prospectus, generally are based on expenses incurred during the Fund’s most recently completed fiscal year, may vary by Share class and are expressed as a percentage (expense ratio) of the Fund’s average net assets during that fiscal year. The Fund is newly organized and has not yet completed a fiscal year, and as such, certain expenses are based on estimates. The expense ratios reflect the Fund’s fee arrangements as of the date of this Prospectus and, unless indicated otherwise, are based on expenses expected to be incurred during the Fund’s first fiscal year. The Fund’s assets will fluctuate, but unless indicated otherwise in the Annual Fund Operating Expenses table, no adjustments will be made to the expense ratios to reflect any differences in the Fund’s average net assets during the fiscal year or a later date. In general, the Fund’s expense ratios will increase as its net assets decrease, such that the Fund’s actual expense ratios may be higher than the expense ratios presented in the Annual Fund Operating Expenses table if assets fall. Any commitment by the Adviser and/or its affiliates to waive fees and/or cap (reimburse) expenses is expected, in part, to limit the impact of any increase in the Fund’s expense ratios that would otherwise result because of a decrease in the Fund’s assets in the current fiscal year. The Fund’s annual operating expenses are comprised of (i) investment management fees, (ii) distribution and/or service fees, and (iii) other expenses. Management fees do not vary by class, but distribution and/or service fees and other expenses may vary by class.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI.

PORTFOLIO MANAGER PERFORMANCE INFORMATION

The Fund is newly formed and has no operating history. However, the Fund's Portfolio Manager manages another fund in accordance with an investment strategy that is substantially identical to that of the Fund.  Appendix A contains investment performance information for such fund, from its inception.  (This account represents the longest track record available among all similarly managed accounts by the Portfolio Manager.)  The  performance  information  does not  represent  the  investment performance  of the Fund and should not be viewed as  indicative  of the future investment  performance of the Fund. Prospective investors should carefully read the notes accompanying the investment performance charts in Appendix A to the Prospectus. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE PERFORMANCE.  Performance of the Fund will vary based on many factors, including market conditions, the composition of the Fund's portfolio and the Fund's expenses.  The performance data used in Appendix A was provided by the Adviser.

PRIMARY SERVICE PROVIDERS

Management

The Fund was established as a series of shares offered by Fiera Capital Series Trust (the “Trust”), which was organized under the laws of the State of Delaware on December 8, 2016. The Fund is a non-diversified, open-end management investment company registered under the 1940 Act and is commonly known as a “mutual fund.” The Fund has retained the Adviser to manage all aspects of the investments of the Fund.

Investment Adviser

Fiera Capital Inc., located at 375 Park Avenue, 8th Floor, New York, New York 10152, manages the investments of the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). The Adviser, a Delaware corporation, is registered as an investment adviser under the Investment Advisers Act of 1940.

The Adviser was founded in 1972, and is wholly owned by Fiera US Holding Inc., a U.S. holding company which in turn is wholly owned by Fiera Capital Corporation, a publicly traded Canadian investment management firm whose stock is listed on the Toronto Stock Exchange (FSZ: CN). The Adviser or affiliates of the Adviser may serve as investment advisers, sub-advisers or general partners to other registered and private investment companies. As of December 31, 2016, the Adviser had approximately $19.6 billion in assets under management.

The Adviser, subject to the general supervision of the Board, manages the Fund in accordance with its investment objective and policies, and maintains related records.

Under the Advisory Agreement, the Fund pays the Adviser a monthly management fee based on net assets as of the end of the previous month. The fee is computed at the annual rate of [   ]% (the “Management Fee “), which is due and payable in arrears within five business days after the end of each month. This fee is accrued daily as an expense to be paid out of the Fund’s assets and will have the effect of reducing the net asset value of the Fund.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser (or its affiliate) has agreed to pay or absorb the ordinary operating expenses of the Fund (including organization and offering expenses, but excluding Distribution Fees, taxes, interest, brokerage commissions and extraordinary expenses of the Fund), to the extent necessary to limit the ordinary operating expenses of the Fund to [ ]% for Institutional Class Shares and [  ]% for Investor Class Shares per annum of each Share class’s average daily net assets (the “Expense Limitation”). In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Adviser may recoup amounts waived or reimbursed for a period not to exceed three years from the time in which they were waived or reimbursed. Recoupment will be made only to the extent it does not cause the Fund’s ordinary operating expenses to exceed: (1) the Expense Limitation in effect at the time the expense was paid or absorbed; and (2) the Expense Limitation in effect at the time of recapture. The Expense Limitation Agreement will remain in effect through [        ], unless sooner terminated at the sole discretion of the Board, but in no case will the Expense Limitation Agreement be terminated prior to one year from the date of this Prospectus.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement will be available in the Fund’s first report to shareholders.

Portfolio Managers

Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below.

Portfolio Manager	Role with Fund	Managed Fund Since
[ ]	[ ]	Inception

[                         ]

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers (including related conflicts of interest) and the Portfolio Managers’ ownership of Shares.

The Administrator

UMB Fund Services, Inc. (“UMB Fund Services”) serves as the Fund’s administrator and provides various administration, fund accounting, investor accounting and taxation services to the Fund (which are in addition to the services provided by the Adviser, as described above). (UMB Fund Services also provides transfer agency services to the Fund.)

The principal business address of UMB Fund Services is 235 W. Galena Street, Milwaukee, Wisconsin, 53212.

The Distributor

Shares of the Fund are distributed by Foreside Fund Services, LLC, which is located at Three Canal Plaza, Suite 100, Portland, ME 04101. The Distributor is a registered broker-dealer. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares. The Distributor is not affiliated with the Trust, the Adviser or any other service provider for the Funds.

The Transfer Agent

UMB Fund Services (the “Transfer Agent”) is a registered transfer agent for the Fund. The Transfer Agent is located at 235 W. Galena Street, Milwaukee, Wisconsin, 53212, and its responsibilities include processing purchases, redemptions and exchanges (if and when available for a future series of the Fiera Capital Series Trust) of Fund Shares, calculating and paying distributions, maintaining shareholder records, preparing account statements and providing customer service.

The Custodian

UMB Bank, N.A. (“UMB Bank”) serves as the primary custodian of the Fund’s assets (the “Custodian”), and may maintain custody of the Fund’s assets with domestic and foreign sub-custodians (which may be banks, trust companies, securities depositories and clearing agencies), approved by the Board in accordance with the requirements set forth in Section 17(f) of the 1940 Act and the rules adopted thereunder. Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of a custodian. The principal business address of UMB Bank is 1010 Grand Boulevard, Kansas City, MI, 64106.

Third Party Beneficiaries

The Fund enters into contractual arrangements (“Contracts”) with various parties, including, among others, the Adviser, the Distributor, the Transfer Agent, the administrator and the Custodian. The Fund’s Contracts are solely among the parties thereto. Shareholders are not parties to, or intended to be third-party beneficiaries of, any Contracts. Further, this prospectus, the Statement of Additional Information and any Contracts are not intended to give rise to any agreement, duty, special relationship or other obligation between the Fund and any investor, or give rise to any contractual, tort or other rights in any individual shareholder, group of shareholders or other person, including any right to assert a fiduciary or other duty, enforce the Contracts against the parties or to seek any remedy thereunder, either directly or on behalf of the Fund. Nothing in the previous sentence should be read to suggest any waiver of any rights under federal or state securities laws.

DISTRIBUTION (12b-1) PLAN

Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, a distribution plan which allows the Fund to pay distribution fees for the sale and distribution of Investor Class Shares of the Fund. Because these fees are paid, on an ongoing basis, out of the Fund’s assets attributable to the Shares, these fees will increase the cost of your investment over time. Shareholders holding Investor Class Shares will pay distribution fees at an annual rate not to exceed [  ]% of the average daily net assets of the Fund attributable to Investor Class Shares. Institutional Class Shares do not pay distribution fees.

The Adviser (or its affiliates), in its discretion and from its own resources, may pay brokers, financial intermediaries or other recipients additional compensation based on the aggregate value of shares of the Fund held by customers of any registered securities dealer or financial institution. In return for the additional compensation, the Fund may receive certain marketing advantages including access to a such securities dealer’s or financial institution’s registered representatives, placement on a list of investment options offered by such registered securities dealer or financial institution, or the ability to assist in training and educating the registered securities dealer’s or financial institution’s representatives. The additional compensation may differ among registered securities dealers and financial institutions in amount. The receipt of additional compensation by a registered securities dealer or financial institution may create potential conflicts of interest between an investor and its financial advisor who is recommending the Fund over other potential investments.

SHAREHOLDER INFORMATION

The net asset value (“NAV”) of the Fund’s Shares is calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) on each day that the NYSE is open for business (the “Valuation Time”). To calculate NAV, the Fund’s assets are valued and totaled, liabilities are subtracted, and the balance is divided by the number of Shares outstanding. To the extent the Fund offers multiple classes of Shares, the NAV of various classes of the Fund may vary because of the different expenses that may be charged against Shares of different classes of the Fund, including transfer agency and 12b-1 fees.

Shares are bought at the public offering price per share next determined after a request has been received in proper form. The public offering price of the Shares is equal to the NAV plus any applicable sales load. Shares held by you are sold at the NAV per share next determined after a request has been received in proper form. A request is in proper form if the Transfer Agent has all of the information and documentation it deems necessary to effect your order. Any request received in proper form before the Valuation Time will be processed the same business day. Any request received in proper form after the Valuation Time will be processed the next business day.

The Fund’s securities are valued at current market prices. Domestic exchange traded equity securities (other than those that trade on NASDAQ) are valued at their last reported composite sale prices as reported on such exchanges or, in the absence of any reported sale on a particular day, at their composite bid prices (for securities held long) or their composite ask prices (for securities held short), as reported by such exchanges. Securities traded on NASDAQ are valued: (i) at the NASDAQ Official Closing Price (“NOCP”) (which is the last trade price at or before 4:00:02 (EST) adjusted up to NASDAQ’s best offer price if the last trade is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price); (ii) if no NOCP is available, at the last sale price on NASDAQ prior to the calculation of the Fund’s net asset value; (iii) if no sale is shown on NASDAQ, at the bid price; or (iv) if no sale is shown and no bid price is available for a period of seven business days, the price will be deemed “stale” and the value will be determined at fair value. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where the securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices (in the case of securities held long) or ask prices (in the case of securities held short) as reported by that exchange.

Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities held short) as obtained from one or more dealers making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Adviser, pursuant to policies adopted by the Board and under the supervision of the Board.

Any debt securities (other than convertible securities) are valued in accordance with the procedures described above, which with respect to these securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional size trading units. The Adviser monitors the reasonableness of valuations provided by the pricing service. Such debt securities with remaining maturities of 60 days or less may, absent unusual circumstances, be valued at amortized cost.

If, in the view of the Adviser, the bid price of a debt security (or ask price in the case of any such security held short) does not fairly reflect the market value of the security, the Adviser may value the security at fair value.

All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be materially affected by events occurring before the Fund calculates its net asset value but after the close of the primary markets or exchanges on which foreign securities are traded. These intervening events might be country-specific (e.g., natural disaster, economic or political developments, interest-rate change), issuer-specific (e.g., earnings report, merger announcement), or U.S. market-specific (e.g., a significant movement in the U.S. markets that is deemed to affect the value of foreign securities). When such an event materially affects the values of securities held by the Fund or its liabilities (including foreign securities for which there is a readily available market price), such securities and liabilities may be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

Prospective investors should be aware that situations involving uncertainties as to the valuation of portfolio positions could have an adverse effect on the Fund’s net asset value if the Adviser’s judgments regarding appropriate valuations should prove incorrect.

The fair values of one or more assets may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used.

PURCHASING AND REDEEMING SHARES

Share Class Alternatives

Each share class of the Fund has its own investment eligibility criteria, cost structure and other features. You may not be eligible for every share class. Your financial intermediary may not offer or otherwise make available all share classes of the Fund. Also, each investor’s personal situation is different and you may wish to discuss with your financial intermediary which share classes are available to you and which share class is appropriate for you.

The Fund currently offers Investor Class Shares and Institutional Class Shares. Each Class of Shares offers a distinct structure of distribution fees, and other features that are designed to address a variety of needs. Distribution fees compensate financial intermediaries (typically your financial advisor) for selling Shares to you and service fees compensate financial intermediaries for maintaining and servicing the Shares they hold in your account. Depending on which share class you choose, you may pay these charges at potentially different levels over time in the form of ongoing fees.

Whether the ultimate cost is higher for one class over another depends on the amount you invest and how long you hold your Shares. The differential between classes also will vary depending on the actual investment return for any given investment period. You are responsible for choosing the share class most appropriate for you after taking into account your share class eligibility and class-specific features. Please consult with a financial advisor who can help you with your investment decisions.

Investor Class Shares are offered for investment through authorized securities brokers and other financial intermediaries. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee in good order.

Institutional Class Shares are offered to investors meeting the $[1,000,000] minimum initial investment (with subsequent investments subject to a $[100] minimum) that fall into one or more of the following categories: (1) other mutual funds, endowments, foundations, bank trust departments or trust companies; (2) retirement plans (such as 401(a), 401(k) or 457 plans); (3) registered investment advisers investing on behalf of certain clients in exchange for an advisory, management or consulting fee; (4) certain broker-dealer sponsored fee-based wrap programs or other fee-based advisory accounts; and (5) clients of the Adviser. Institutional Class Shares may also be offered for investments by personnel of the Adviser and its affiliates, and members of their immediate families, and as may be determined by the Board.

Investment professionals who offer Shares typically require the payment of fees from their individual clients. If you invest through a third party, their policies and fees are in addition to those described in this Prospectus. For example, third parties may charge transaction or asset-based fees, or set different minimum investment amounts.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to accept purchase and redemption requests for Shares. These requests are at the NAV next determined after the intermediary receives the request in good order. These intermediaries are responsible for transmitting requests and delivering funds on a timely basis. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses.

If you deal directly with a financial intermediary or an institution, you will have to follow their procedures for transacting with a Fund. For more information about how to purchase or sell Fund Shares through a financial intermediary or an institution, you should contact them directly. Investors may be charged a fee for purchase and/or redemption transactions effectuated through certain financial intermediaries and institutions.

The Fund reserves the right to reject any specific purchase order for any reason. The Fund is not intended for short-term trading by shareholders in response to short-term market fluctuations.

Minimum Investments

The minimum initial investment for Investor Class Shares is $[1,000]. Subsequent investments for Investor Class Shares must be made in amounts of $[100] or more. Institutional Class Shares are only offered to certain eligible investors meeting a minimum initial investment of $[1,000,000] (with subsequent investments subject to a $[100] minimum). The Fund may accept initial and subsequent investments of smaller amounts in its sole discretion, especially during the Fund’s first year of operations. Additionally, except for employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisers engaged on behalf of the Fund, and members of their immediate families, the minimum required initial investment in the Fund for Institutional Class Shares is $[1,000,000] and subsequent investments must be made in amounts of $[100] or more. The Fund may also waive the minimum investment requirement for purchases by other affiliated entities and certain related advisory accounts and retirement accounts. The subsequent investments minimum amount may be waived in the discretion of the Adviser. The Board may also change minimum investment amounts at any time. The Fund retains the right to refuse to accept an order.

Share Transactions

Eligible shareholders may purchase additional Shares or redeem Shares by contacting any broker or investment professional authorized by the Fund to sell Shares, by contacting the Fund at Fiera Capital Emerging Markets Fund C/O UMB Fund Services, 235 W. Galena St., Milwaukee, WI 53212 or by telephoning (855) 771-7119. Brokers may charge transaction fees for the purchase or sale of the Fund’s Shares, depending on your arrangement with the broker.

Customer Identification Program

To comply with the USA PATRIOT Act of 2001 and the Fund’s Anti-Money Laundering Program, you are required to provide certain information to the Fund when you purchase Shares. As a result, the Fund’s transfer agent, UMB Fund Services, Inc. (the “Transfer Agent”), is required to verify certain information on your account application. As requested on the application, you must supply:

• Full name;

• Date of birth (for individuals);

• Permanent street address (not a post office box, although you may still use a post office box as your mailing address); and

• Social Security number, taxpayer identification number, or other identifying number.

After an account is opened, the Fund may restrict your ability to purchase additional Shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time.

If your account is closed for this reason, your Shares will be redeemed at the NAV next calculated after the account is closed.

Purchases by Mail

For initial purchases by eligible investors, the account application, which accompanies this Prospectus, should be completed, signed and mailed, together with your check payable to the Fund, to the Fund at the following address:

By Regular Mail:	By Overnight or Express Mail:
Fiera Capital	Fiera Capital C/O UMB Fund Services
P.O. Box 2175	235 W. Galena St.
Milwaukee, WI 53233	Milwaukee, WI 53212

For subsequent purchases, include with your check the tear-off stub from a prior purchase confirmation, or otherwise identify the name(s) of the registered owner(s), the account number and social security number(s).

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Deposit in the mail or with such services, or receipt at a Transfer Agent post office box, of purchase orders does not constitute receipt by the Transfer Agent of the Fund.

All checks must be in U.S. dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Shares. The Fund is also unable to accept post dated checks, post dated online bill pay checks, or any conditional order or payment.

NOTE: Transfer Agent will charge your account a $20 fee for any payment returned. In addition, you will be responsible for any losses suffered by the Fund as a result.

Investing by Wire

If you are making an initial investment in the Fund by wire transfer, please contact the Fund by phone before you wire funds to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and within 24 hours a service representative will provide you with an account number and wiring instructions. You may then contact your bank to wire funds according to the instructions you were given. Your initial purchase will be placed as of the date the funds are received, provided the funds are received before the close of the market. If the funds are received after the close of the market, your Shares will be purchased using the next business day’s closing NAV.

For subsequent investments by wire, please contact the Transfer Agent at (855) 771-7119 prior to sending your wire. This will alert the Fund to your intention and will ensure proper credit when your wire is received. Instruct your bank to wire transfer your investment to:

Bank: UMB Bank, NA
ABA # 101000695
Credit: Fiera Capital
Account # 9872191250
Further Credit: Fiera Capital Emerging Markets Fund
(Shareholder Name, Shareholder Account #)

NOTE: Transfer Agent will charge your account a $20 fee for any wire payment.

Investing by Telephone

If you have completed the Telephone Options section of the New Account Application, eligible shareholders may purchase additional Shares of the Fund (in amounts of $[100] or more for Investor Class Shares, and in amounts of $[100] or more for Institutional Class Shares) by telephoning shareholder services toll free at (855) 771-7119. This option allows you to move money from your bank account to the Fund account upon request. Only bank accounts held at U.S. banks that are Automated Clearing House (“ACH”) members may be used for telephone transactions. Shares will be purchased in your account at the appropriate price determined on the day of your order, as long as your order is received prior to 4:00 p.m. Eastern time. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. If your payment is rejected by your bank, the Transfer Agent will charge your account a $20 fee.

General

The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of any class of Shares when, in the judgment of the Fund’s management, such withdrawal is in the best interest of the Fund. An order to purchase Shares is not binding on, and may be rejected by, the Fund until it has been confirmed in writing by the Fund and payment has been received.

Redeeming Shares

You may redeem Shares at any time and in any amount by contacting any broker or investment professional authorized by the Fund to sell Shares or by contacting the Fund by mail or telephone. For your protection, UMB Fund Services, Inc., the Fund’s transfer and dividend disbursing agent, will not redeem your Shares until it has received all information and documents necessary for your request to be considered in “proper order.” The Transfer Agent will promptly notify you if your redemption request is not in proper order. The Transfer Agent cannot accept redemption requests which specify a particular date for redemption or which specify any special conditions. The Fund’s procedure is to redeem Shares at the NAV determined after the Transfer Agent receives the redemption request in proper order. Payment of redemption proceeds will be made promptly, but no later than the seventh day following the receipt of the request in proper order. The Fund may suspend the right to redeem Shares for any period during which the NYSE is closed or the SEC determines that there is an emergency. In such circumstances you may withdraw your redemption request or permit your request to be held for processing after the suspension is terminated. In order to meet redemption requests, the Fund may sell portfolio assets, use cash or cash equivalents held by the Fund, access a line of credit or, under certain circumstances described further below, make payment for a redemption with securities (“in kind”).

If you sell Shares through a securities dealer or investment professional, it is such person’s responsibility to transmit the order to the Fund in a timely fashion. Any loss to you resulting from failure to do so must be settled between you and such person.

Delivery of the proceeds of a redemption of Shares purchased and paid for by check shortly before the receipt of the redemption request may be delayed until the Fund determines that the Transfer Agent has completed collection of the purchase check, which may take up to 15 days. Also, payment of the proceeds of a redemption request for an account for which purchases were made by wire may be delayed until the Fund receives a completed account application for the account to permit the Fund to verify the identity of the person redeeming Shares and to eliminate the need for backup withholding.

By Mail. To redeem Shares by mail, send a written request for redemption, signed by the registered owner(s) exactly as the account is registered to the following address:

By Regular Mail:	By Overnight or Express Mail:
Fiera Capital	Fiera Capital C/O UMB Fund Services
P.O. Box 2175	235 W. Galena St.
Milwaukee, WI 53233	Milwaukee, WI 53212

Certain written requests to redeem Shares may require medallion signature guarantees. For example, medallion signature guarantees may be required if you sell a large number of Shares, if your address of record on the account application has been changed within the last 30 days, or if you ask that the proceeds be sent to a different person or address. Medallion signature guarantees are used to help protect you and the Fund. You can obtain a medallion signature guarantee from most banks or securities dealers, but not from a Notary Public. Please call the Fund at (855) 771-7119 to learn if a medallion signature guarantee is needed or to make sure that it is completed appropriately in order to avoid any processing delays. There is no charge to shareholders for redemptions by mail.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Deposit in the mail or with such services, or receipt at a Transfer Agent post office box, of a redemption request does not constitute receipt by the Transfer Agent of the Fund.

By Telephone. Eligible shareholders may redeem Shares by telephone if they requested this service on the initial account application. If you request this service at a later date, you must send a written request along with a signature guarantee to the Fund. Once your telephone authorization is in effect, you may redeem Shares by calling the Fund at (855) 771-7119. There is no charge for establishing this service. The Transfer Agent may change the charge for this service at any time without prior notice. If it should become difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests, a shareholder may send a redemption request by overnight mail to the Fund at the overnight or express mail address above.

Neither the Fund nor its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:

• Your Fund Account number;

• The name in which your account is registered;

• The social security or tax identification number under which the account is registered; and

• The address of the account holder, as stated in the account application.

By Wire. If you request that your redemption proceeds be wired to you, please call your bank for instructions prior to writing or calling the Fund. Be sure to include your name, Fund account number, your account number at your bank and wire information from your bank in your request to redeem by wire.

Redemptions In Kind

The Fund reserves the right to make payment for a redemption in securities rather than cash, which is known as a “redemption in kind.” This would be done only under extraordinary circumstances and if the Fund deems it advisable for the benefit of all shareholders, such as a redemption of a significant percentage of the Fund’s Shares that could adversely impact the Fund’s operations. A redemption in kind will consist of securities equal in market value to the Shares being redeemed. When you convert these securities to obtain cash, you will pay brokerage charges and may realize taxable capital gains.

Exchanging Fund Shares

You may not exchange your Shares for shares of another class of Shares.

ADDITIONAL INFORMATION

Signature Guarantees

To help protect you and the Fund from fraud, medallion signature guarantees are required for: (1) all redemptions ordered by mail if you require that the check be payable to another person or that the check be mailed to an address other than the one indicated on the account registration; (2) all requests to transfer the registration of Shares to another owner; and (3) all authorizations to establish or change telephone redemption service, other than through your initial account application. Medallion signature guarantees may be required for certain other reasons. For example, a medallion signature guarantee may be required if you sell a large number of Shares or if your address of record on the account has been changed within the last thirty (30) days.

In the case of redemption by mail, medallion signature guarantees must appear on either: (1) the written request for redemption; or (2) a separate instrument of assignment (usually referred to as a “stock power”) specifying the total number of Shares being redeemed. The Fund may waive these requirements in certain instances.

An original medallion signature guarantee assures that a signature is genuine so that you are protected from unauthorized account transactions. Notarization is not an acceptable substitute. The Transfer Agent has adopted standards and procedures pursuant to which medallion signature-guarantees in proper form generally will be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program, the Securities Transfer Agents Medallion Program and the Stock Exchanges Medallion Program.

Proper Form

Your order to buy Shares is in proper form when your completed and signed account application and check or wire payment is received. Your written request to sell Shares is in proper form if the following information is included:

• The name of the Fund and class of Shares;

• The dollar amount or number of Shares being redeemed;

• The account registration number;

• Instructions on where to send the proceeds; and

• The signature of all registered shareholders (including when a signature guarantee is necessary).

Small Accounts

Due to the relatively higher cost of maintaining small accounts, upon 60 days’ notice, the Fund may redeem Shares in your account if it has a value of less than the required minimum investment. The Fund will not close your account if it falls below the required minimum solely because of a market decline.

Frequent Purchases and Sales of Fund Shares

Frequent purchases and redemptions of mutual fund shares may interfere with the efficient management of the Fund’s portfolio by the Adviser, increase portfolio transaction costs, and have a negative effect on the Fund’s long term shareholders. For example, in order to handle large flows of cash into and out of the Fund, the Adviser may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the Fund’s investment objective. Frequent trading may cause the Fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the Fund’s performance.

Funds (such as this Fund) that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by the Fund based on events occurring after the close of a foreign market that may not be reflected in the Fund’s NAV (referred to as “price arbitrage”). In addition, if the Fund invests in certain smaller capitalization companies that are, among other things, thinly traded, traded infrequently, or relatively illiquid, there is the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the NAV of the Fund, which negatively impacts long-term shareholders. Although the Fund has adopted fair valuation policies and procedures intended to reduce the Fund’s exposure to price arbitrage and other potential pricing inefficiencies, there remains potential for short-term arbitrage trades to dilute the value of Fund Shares.

Because of the potential harm to the Fund and its long term shareholders, the Board has approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the Fund may limit additional purchases of Fund Shares by shareholders who are believed by the Fund to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging or similar activities that may nonetheless result in frequent trading of Fund Shares. For this reason, the Board has not adopted any specific restrictions on purchases and sales of Fund Shares, but the Fund reserves the right to reject any purchase of Fund Shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the Fund identifies as market timing, the Fund will seek to block future purchases of Fund Shares by that account. Where surveillance of a particular account indicates activity that the Fund believes could be either abusive or for legitimate purposes, the Fund may permit the account holder to justify the activity. The policies and procedures are sought to be applied uniformly to all shareholders and the Fund seeks not to accommodate market timers.

The Fund’s policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Fund’s Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the Fund or other techniques that may be adopted in the future, may not be effective, particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the Fund is unable to detect and deter trading abuses, the Fund’s performance, and its long term shareholders, may be harmed. In addition, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of Fund Shares, even when the trading is not for abusive purposes.

How to Transfer Shares

Transfer of Shares to another owner requires a written request to the Fund. If you wish to transfer Shares to another owner, please call the Fund at (855) 771-7119 for instructions.

Shareholder Communications

The Fund may eliminate duplicate mailings of portfolio materials to shareholders who reside at the same address, unless instructed to the contrary. Investors may request that the Fund send these documents to each shareholder individually by calling the Fund at (855) 771-7119.

General

The Fund will not be responsible for any losses from unauthorized transactions (such as purchases or sales) if it follows reasonable security procedures designed to verify the identity of the investor. You should verify the accuracy of your confirmation statements immediately after you receive them.

Abandoned Property

Your mutual fund account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your State’s abandoned property laws.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Capital Gain Distributions

Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains. Dividends and distributions will automatically be reinvested in additional Shares, unless you elect to have the distributions paid to you in cash. There are no sales charges or transaction fees for reinvested dividends and all Shares will be purchased at NAV. Shareholders will be subject to tax on all dividends and distributions to the same extent whether paid to them in cash or reinvested in Shares.

Taxes

The following discussion is a brief summary of certain United States federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable tax laws of the United States as of the date of this Prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”) retroactively or prospectively. No attempt is made to present a detailed explanation of all United States federal tax concerns affecting the Fund and its shareholders (including shareholders owning large positions in the Fund), and the discussion set forth herein does not constitute tax advice.

The Fund intends to elect to be treated, and intends to qualify, as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements relating to, among other things, the sources of its income and diversification of its assets. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its investment company taxable income (generally including ordinary income and net short-term capital gain, but not net capital gain, which is the excess of net long-term capital gain over net short-term capital loss) and meets certain other requirements, it will not be required to pay federal income taxes on any income it distributes to shareholders. The Fund intends to distribute at least the minimum amount necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gain distributed to shareholders.

Distributions of the Fund’s investment company taxable income are taxable to shareholders as dividends to the extent of the Fund’s earnings and profits. Distributions made out of qualified dividend income, if any, received by the Fund are taxable to non-corporate shareholders at long-term capital gains rates, provided the shareholder meets certain holding period and other requirements with respect to its Shares. Distributions of the Fund’s net capital gain as capital gain dividends, if any, are taxable to shareholders as long-term capital gains regardless of the length of time Shares of the Fund have been held by such shareholders. Distributions are taxable, as described above, whether received in cash or reinvested in the Fund. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

The Fund may be required to withhold federal income tax (backup withholding) at the rate of 28% on all taxable distributions payable to non-corporate shareholders. This tax may be withheld from dividends if (i) the shareholder fails to properly furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Gross proceeds from the sale of Shares may be subject to backup withholding under the circumstances described in (i) above. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.

Investors are urged to consult their own tax advisers regarding specific questions about federal (including the application of the alternative minimum tax), state, local or non-U.S. tax consequences to them of investing in the Fund.

For more information regarding the U.S. tax treatment of an investment in the Fund, please refer to the SAI dated [         , 2017], which is on file with the SEC and is incorporated by reference into this Prospectus.

PRIVACY NOTICE

IMPORTANT NOTICE CONCERNING OUR PRIVACY POLICY

This Privacy Notice describes the policies of the Fund and the Adviser (collectively, “us”, “we”) with respect to nonpublic personal information of investors, prospective investors and former investors. These policies apply to individuals only and are subject to change.

The Adviser and its affiliates collect and maintain nonpublic personal information about investors as follows:

•
Information we receive in subscription agreements, investor questionnaires and other forms which investors complete and submit to us, such as names, addresses, phone numbers, social security numbers, and, in some cases, employment, asset, income and other household information;

•	Information we receive and maintain relating to an investor’s capital account, such as profit and loss allocations and capital withdrawals and additions;

•	Information about investments in and other transactions with the Fund and its affiliates; and

•
Information we receive about an investor from the investor’s purchaser representative, financial advisor, investment consultant or other financial institution with whom the Adviser or the Fund has a relationship and/or whom the investor may have authorized to provide such information to the Adviser or the Fund.

We do not disclose any nonpublic personal information about investors or former investors to any third parties except as may be required by law. We may, however, disclose information about an investor or former investor to our affiliates or to a person acting in a fiduciary or representative capacity on behalf of such investor or former investor (such as an IRA custodian or Trustee of a grantor trust), as well as to various third-party agents of the Fund as part of the necessary and routine operations of the Fund, including the Fund’s legal counsel, auditors, administrator and bank.

On all occasions when it is necessary for us to share this information with these third-party agents, we require that such information only be used for the limited purpose for which it is shared and advise these third-party agents not to further share this information with others except to fulfill that limited purpose.

We take the responsibility to protect the privacy and confidentiality of investor information very seriously. We maintain appropriate physical, electronic and procedural safeguards to guard investors’ nonpublic personal information. We provide investors with a Privacy Notice as part of their subscription materials and annually after that. If we change the privacy policies to permit sharing additional information we have about investors or to permit disclosures to additional types of parties, the investors will be notified in advance, and, if required by law, the investors will be given the opportunity to opt out of such additional disclosure and to direct us not to share investor information with such parties.

FOR MORE INFORMATION

In addition to the information contained in the Prospectus, the following documents are available free upon request:

Annual and Semi-Annual Reports

The Fund publishes annual and semi-annual reports to shareholders that contain detailed information on the Fund’s investments.

Statement of Additional Information (“SAI”)

For more information about the Fund, you may wish to refer to the SAI dated [       , 2017], which is on file with the SEC and is incorporated by reference into this Prospectus.

You can obtain a free copy of the SAI and the annual and semi-annual reports, when available, by writing to the Fund, c/o UMB Fund Services, 235 W. Galena St., Milwaukee, WI 53212 or by calling toll free (855) 771-7119. General inquiries regarding the Fund may also be directed to the above address or telephone number.

Information about the Fund, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room, 100 F Street NE, Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. Reports and other information regarding the Fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington D.C. 20549-1520.

APPENDIX A

PORTFOLIO MANAGER PERFORMANCE INFORMATION

The Fund has not commenced operations as of the date of the Prospectus. However, the Fund’s Portfolio Manager, previously employed an investment program for another investment vehicle (the “Other Investment Vehicle”) managed by the Portfolio Manager that is substantially identical to the investment program that the Portfolio Manager employs in managing the Fund. The Other Investment Vehicle represents the longest track record available among all similarly managed accounts by the Portfolio Manager. The Other Investment Vehicle’s returns are shown in the following table and bar chart.

The table and bar chart set forth performance information of the Other Investment Vehicle and various indices for the periods indicated. The returns shown for the Other Investment Vehicle reflect the actual fees and expenses incurred by the Other Investment Vehicle. The tables should be read in conjunction with the notes thereto. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. UNDER NO CIRCUMSTANCES SHOULD THE PERFORMANCE INFORMATION OF THE OTHER INVESTMENT VEHICLE BE VIEWED AS A SUBSTITUTE FOR THE PERFORMANCE INFORMATION OF THE FUND. Prospective investors should recognize that the Fund’s fees and expenses may be higher than those of the Other Investment Vehicle. Accordingly, had the Other Investment Vehicle’s performance records reflected the Fund’s fees and estimated expenses, the Other Investment Vehicle’s returns shown in the table may have been lower. Furthermore, there are certain minor differences between the investment policies of the Fund and the Other Investment Vehicle, which have no material impact on the manner in which the Fund will be managed or the manner in which the Other Investment Vehicle is managed. The future performance of the Other Investment Vehicle and the various indices may differ.

OTHER INVESTMENT VEHICLE PERFORMANCE1
(UNAUDITED)
Performance Relative to Major Indices

AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIOD ENDED [             ])

	1 year		Since Other Investment Vehicle Inception ([ ])
Other Investment Vehicle[1]	[ ]	%	[ ]	%
MSCI World[2]	[ ]	%	[ ]	%
MSCI ACWI[3]	[ ]	%	[ ]	%

MONTHLY NET RETURNS OF THE OTHER INVESTMENT VEHICLE AS OF [       ]

	Jan.	Feb.	March	April	May	June	July	Aug.	Sept.	Oct.	Nov.	Dec.	Annual
[ ]
[ ]
[ ]
[ ]

1 The performance data provided for the Other Investment Vehicle was prepared by the Adviser based on the following facts and assumptions:

The Other Investment Vehicle began investment operations on [        ]. The portfolio manager of the Other Investment Vehicle, was the portfolio manager of the Other Investment Vehicle at all times since commencement of operations.

The Other Investment Vehicle’s performance reflects the deduction of a [        ]% management fee charged to investors. Performance results for the Other Investment Vehicle are actual results reflecting the returns of the Other Investment Vehicle as a whole (rather than the returns of a particular investor), and reflect the Other Investment Vehicle’s advisory fees and expenses and include the reinvestment of dividends and income. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

2 The MSCI World Index captures large and mid cap representation across 23 developed markets countries. With 1,650 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. (Source: MSCI, March 2017)

3 MSCI ACWI captures large and mid cap representation across 23 developed markets and 23 emerging markets countries. With 2,480 constituents, the index covers approximately 85% of the global investable equity opportunity set. (Source: MSCI, March 2017)

Other Investment Vehicle (“OIV”) Performance
(UNAUDITED)

*Source: Fiera Capital Inc.

**Source for MSCI World and MSCI ACWI: MSCI; Note: MSCI data does not reflect reinvestment of dividends.

***Inception: [          ]; MSCI data as of [         ].

OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Fund or the Other Investment Vehicle. Past performance is not indicative of future results or performance of any account managed (directly or indirectly) by the Portfolio Manager, including the Fund. There is no guarantee that the Fund will achieve its investment objective.

Preliminary Statement of Additional Information

dated November 17, 2017

Subject to Completion

The information in this preliminary Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

FIERA CAPITAL EMERGING MARKETS FUND

Investor Class ([      ]) and Institutional Class ([       ]) Shares

A Series of Fiera Capital Series Trust

375 Park Avenue, 8th Floor

New York, NY 10152

STATEMENT OF ADDITIONAL INFORMATION

[            , 2017]

Fiera Capital Emerging Markets Fund (the “Fund”) is a series of shares offered by Fiera Capital Series Trust (the “Trust”), an open-end management investment company organized on December 8, 2016 as a statutory trust under the laws of the State of Delaware. The investment objective of the Fund is to achieve long-term capital appreciation. The Fund seeks to achieve its objective by investing in a portfolio of emerging market equities.

Fiera Capital Inc. (the “Adviser”) serves as the investment adviser of the Fund.

Information about the Fund is set forth in a separate prospectus for the Fund, dated [        , 2017] (the “Prospectus”), as amended from time to time, which provides the basic information you should know before investing. To obtain a copy of the Prospectus, please write to Fiera Capital Series Trust, c/o UMB Fund Services, 235 W. Galena St., Milwaukee, WI 53212, or call (855) 771-7119. This Statement of Additional Information (“SAI”) is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectus. It is incorporated by reference in its entirety into the Prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund and the Trust, and it should be read in conjunction with the Prospectus.

THE FUND

Fiera Capital Series Trust (the “Trust”) was organized under the laws of the State of Delaware on December 8, 2016. The Fund (as defined below) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) commonly known as a “mutual fund.” This SAI relates to the Trust with respect to Fiera Capital Emerging Markets Fund (the “Fund”). The Fund is a separate investment portfolio or series of the Trust.

This SAI relates to Investor Class shares and Institutional Class shares. Investor Class shares charge distribution (i.e., Rule 12b-1) fees.

FUND OBJECTIVE, INVESTMENTS, STRATEGIES AND RISKS

Investment Objective

The Fund seeks to achieve long-term capital appreciation. All investments entail some market and other risks. There is no assurance that the Fund will achieve its investment objective. You should not rely on an investment in the Fund as a complete investment program.

Additional Information on Portfolio Investments, Strategies and Risks

Information contained in this SAI expands upon information contained in the Fund's Prospectus. No investment in shares of the Fund should be made without first reading the Prospectus.

In pursuing the Fund’s objective, Fiera Capital Inc. (the “Adviser”) seeks to achieve the Fund’s investment objective by investing in a portfolio of emerging market equities. The Fund may invest in issuers with market capitalizations of any size.

Under normal circumstances, the Fund invests at least 80% of its net assets (including the amount of any borrowings for investment purposes) in equity securities (including, but not limited to, common stocks, preferred stocks, warrants and securities convertible into common or preferred stocks) of companies operating principally in emerging market countries. The Fund considers a company to be operating principally in an emerging market if (i) its securities are primarily listed on the trading market of an emerging market country; (ii) the company is incorporated or has its principal business activities in an emerging market country; (iii) the company derives 50% or more of its revenues from, or has 50% or more of its assets in, an emerging market country; or (iv) its securities are included in the MSCI Emerging Markets Index. The Fund considers a country to be an emerging market country if it has been determined by an international organization, such as the World Bank, to have a low to middle income economy, or it is not included in the MSCI World Index, which measures the equity market performance of developed markets. The Fund may also gain exposure to such companies through investment in depositary receipts. Emerging market countries include those countries whose economies are considered to be developing or emerging from underdevelopment.

The Fund may invest in a variety of countries, industries and sectors and does not attempt to invest a specific percentage of its assets in any given country, industry or sector. From time to time, the Fund may focus its investments in certain countries or geographic areas, including Asia. The Fund may invest in companies that have market capitalizations of any size.

[The Fund may gain exposure to Indian securities through investments in [      ], a wholly-owned subsidiary of the Fund organized as a private limited company under the laws of the Republic of Mauritius (the “Mauritius Subsidiary”). The Adviser will manage the assets of the Mauritius Subsidiary, but will receive no additional compensation for doing so. To the extent that the Fund invests through the Mauritius Subsidiary, an investment in the Fund will be an indirect investment in the Mauritius Subsidiary. The Fund will be the sole shareholder of the Mauritius Subsidiary and has no current intention to sell or transfer shares of the Mauritius Subsidiary. Descriptions in this SAI of investment restrictions, securities and transactions, and their associated risks, generally refer to both investments made directly and indirectly through the Mauritius Subsidiary.

The Mauritius Subsidiary is regulated by the Mauritius Financial Services Commission. The Mauritius Financial Services Commission does not vouch for the financial soundness of the Mauritius Subsidiary or for the correctness of any statements made or opinions expressed with regard to the Mauritius Subsidiary. The Mauritius Subsidiary is currently licensed as a Global Business Company (Category 1) with the Mauritius Financial Services Commission and its shares are currently only available to the Fund. As an investor in the Mauritius Subsidiary, the Fund is not protected by any statutory compensation arrangements in Mauritius in the event of the Mauritius Subsidiary’s failure. Under current laws and regulations in Mauritius, the Mauritius Subsidiary is liable to pay income tax on its net income at a rate of 15%. The Mauritius Subsidiary is, however, entitled to a tax credit equivalent to the higher of actual foreign tax suffered or 80% of Mauritius tax payable in respect of its foreign source income thus reducing its maximum effective tax rate to 3%. Profits from the sale of investments are not subject to tax in Mauritius, and any dividends and redemption proceeds paid by the Mauritius Subsidiary to the Fund are exempted from any withholding tax in Mauritius.

Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. Only “Foreign Portfolio Investors” (“FPI”) and non-Indian mutual funds that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities (and securities to be listed, or those approved on the over-the-counter exchange of India). The Mauritius Subsidiary is registered with the Securities and Exchange Board of India (“SEBI”) as a Category II FPI. However, the Mauritius Subsidiary must still seek renewal of this status every three years, and it will be required to fulfill any conditions imposed by SEBI. There can be no guarantee that regulatory approval will be forthcoming, or that the Mauritius Subsidiary will be able to fulfill any conditions imposed by SEBI. The investment by the Mauritius Subsidiary in Indian securities is therefore dependent on its continued registration as an FPI. Any loss of such registration could result in mandatory divestment by the Mauritius Subsidiary.

For U.S. Federal income tax purposes, the income, assets and activities of the Mauritius Subsidiary are treated as those of the Fund. Investments made by the Mauritius Subsidiary in Indian securities are treated as investments by the Fund, and dividends and distributions received by the Mauritius Subsidiary on these investments are treated as having been received by the Fund. Any investment made by the Fund in the Mauritius Subsidiary, and any distributions by the Mauritius Subsidiary to the Fund are disregarded as the Mauritius Subsidiary is not treated as an entity separate from the Fund for Federal income tax purposes. The Fund will invest in the Mauritius Subsidiary through subscriptions and redemptions of the Mauritius Subsidiary’s Ordinary Shares, which participate fully in the gains and losses of the Mauritius Subsidiary and entitles the Fund to receive dividends, distributions and return on capital.]

Additional strategies/risks regarding the Fund's investment program may include:

Warrants and Rights. The Fund may invest in warrants and rights and considers such securities to be “equity securities” for purposes of its investment strategies. Warrants and rights are types of securities that give a holder a right to purchase shares of common stock. Warrants usually are issued together with a bond or preferred stock and entitle a holder to purchase a specified amount of common stock at a specified price typically for a period of years. Warrants may be used to enhance the marketability of a bond or preferred stock. Warrants do not carry with them the right to dividends or voting rights and they do not represent any rights in the assets of the issuer. Warrants may be considered to have more speculative characteristics than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date, if any. Warrants are subject to the risks associated with the security underlying the warrant, including market risk. Warrants may expire unexercised and subject the Fund to liquidity risk (the risk that it may not be possible for the Fund to liquidate the instrument at an advantageous time or price), which may result in Fund losses. Rights usually have a specified purchase price that is lower than the current market price and entitle a holder to purchase a specified amount of common stock typically for a period of only weeks. Rights are valued separately and trade in the secondary market during a subscription (or offering) period. Holders can exercise the rights and purchase the stock, sell the rights or let them expire. Their value, and their risk of investment loss, is a function of that of the underlying security. The potential exercise price of warrants or rights may exceed their market price, such as when there is no movement in the market price or the market price of the common stock declines.

Illiquid Securities. The Fund may invest in illiquid securities, which can include generally, among other things, (i) private placements and other securities that are subject to legal or contractual restrictions on resale (except for “Rule 144A” securities, which may, under certain circumstances, be treated as liquid) or for which there is no readily available market (e.g., when trading in the security is suspended, or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), (ii) over-the-counter derivatives and assets used to cover over-the-counter derivatives, and (iii) repurchase agreements that mature in more than seven days. Generally, less public information is available about issuers whose securities are not publicly traded than about issuers whose securities are publicly traded. The Fund will not purchase illiquid securities if more than 15% of the Fund's net assets would then be illiquid. If at any time more than 15% of the Fund's net assets are illiquid due to market action or Fund sales of liquid securities, the Fund will seek to dispose of illiquid assets in excess of 15% as soon as practicably possible, in the best interest of the Fund.

Bonds and Other Fixed-Income Securities. The Fund may invest in bonds and other fixed-income securities.

Fixed-income securities include, among other securities: bonds, notes and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities (“U.S. Government Securities”) or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk).

The Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization (“NRSRO”) in one of the four highest rating categories or, if not rated by any NRSRO, have been determined by the Adviser to be of comparable quality. Non-investment grade debt securities (typically called “junk bonds”) are securities that have received a rating from an NRSRO of below investment grade or have been given no rating, and are considered by the NRSRO to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Adverse changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of non-investment grade debt securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting an issuer of non-investment grade debt securities may result in an increased incidence of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities.

Options and Futures. The Fund may utilize options and futures contracts. They also may use so-called “synthetic” options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, the Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Fund also may include options on baskets of specific securities.

The Fund may purchase call and put options on specific securities, currencies or other instruments and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue their investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. Similarly, a call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option. A covered call option is a call option with respect to which the Fund owns the underlying security. The sale of such an option exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the Fund's books to fulfill the obligation undertaken. The sale of such an option exposes the Fund during the term of the option to a decline in the price of the underlying security while depriving the Fund of the opportunity to invest the segregated assets.

The Adviser may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Adviser would ordinarily make a similar “closing sale transaction,” which involves liquidating the Fund's position by selling the option previously purchased, although the Adviser would be entitled to exercise the option should it deem it advantageous to do so.

The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Successful use of futures also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

The Fund may purchase and sell interest rate futures contracts. An interest rate future obligates a Fund to purchase or sell an amount of a specific debt security at a future date at a specific price.

The Fund may purchase and sell currency futures. A currency future obligates a Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Call and Put Options on Securities Indices. The Fund may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objective. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by the Adviser of options on stock indexes will be subject to the Adviser’s ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Swap Agreements. The Fund may enter into equity, interest rate, index and currency rate swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Fund may also enter into total return swap transactions. In a total return swap transaction, one party agrees to pay the other party an amount equal to the total return of a defined underlying asset (such as an equity security or basket of such securities) or a non-asset reference (such as an index) during a specified period of time. In return, the other party would make periodic payments based on a fixed or variable interest rate or on the total return from a different underlying asset or non-asset reference. Total return swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses. Swaps can involve greater risks than direct investment in securities, because swaps, among other factors, may be leveraged (creating leverage risk), and are subject to counterparty risk, pricing risk and liquidity risk, which may result in significant Fund losses.

Most swap agreements entered into by the Fund would require the calculation of the obligations of the parties to the agreements on a “net basis.” Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

When-Issued and Forward Commitment Securities. The Fund may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If the Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. These transactions, when effected by the Fund, will be subject to the Fund's limitation on indebtedness unless, at the time the transaction is entered into, a segregated account consisting of cash, U.S. Government Securities or liquid securities equal to the value of the when-issued or forward commitment securities is established and maintained. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by the Fund on a forward basis will not honor its purchase obligation. In such cases, the Fund may incur a loss.

Counterparty Credit Risk. The Fund will be subject to counterparty credit risk with respect to its use of total return swap contracts and other derivative transactions. If a counterparty to a derivatives contract becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. To partially mitigate this risk, the Adviser will seek to effect derivative transactions only with counterparties that it believes are creditworthy. The Adviser will consider the creditworthiness of counterparties in the same manner as it would review the credit quality of a security to be purchased by the Fund. However, there is no assurance that a counterparty will remain creditworthy or solvent.

Repurchase Agreements. Repurchase agreements are agreements under which the Fund purchases securities from a bank that is a member of the Federal Reserve System or a registered broker-dealer that the Adviser deems creditworthy and that agrees to repurchase the securities from the Fund at a higher price on a designated future date. If the seller under a repurchase agreement becomes insolvent, the Fund's right to dispose of the securities may be restricted, or the value of the securities may decline before the Fund is able to dispose of them. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before the repurchase of the securities under a repurchase agreement is accomplished, the Fund may encounter a delay and incur costs, including a decline in the value of the securities, before being able to sell the securities. If the seller defaults, the value of the securities may decline before the Fund is able to dispose of them. If the Fund enters into a repurchase agreement that is subject to foreign law and the other party defaults, the Fund may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law, and may suffer delays and losses in disposing of the collateral as a result. Repurchase agreements are considered to be loans by the Fund under the 1940 Act.

Reverse Repurchase Agreements. Reverse repurchase agreements are a form of borrowing that involves a sale of a security by the Fund to a bank or securities dealer and the Fund's simultaneous agreement to repurchase that security for a fixed price (reflecting a market rate of interest) on a specific date. These transactions involve a risk that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. Reverse repurchase transactions are a form of leverage and may increase the volatility of the Fund's investment portfolio. With respect to these transactions, the Fund must set aside cash or liquid securities in an account on the Fund’s books in an amount at least equal to the mark-to-market value of the Fund’s obligation under the agreement.

Money Market Instruments. The Fund may, for defensive purposes or otherwise, invest some or all of the Fund's assets in high quality fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser deems appropriate under the circumstances. The Fund also may invest in these instruments for liquidity purposes. Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. Government Securities, commercial paper, certificates of deposit and bankers' acceptances issued by domestic branches of United States banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

Purchasing Initial Public Offerings. The Fund may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies and, thus, for shares of the Fund. The limited number of shares available for trading in some initial public offerings may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

Segregated Accounts. The Fund must “set aside” liquid assets, or engage in other appropriate measures to “cover” its obligations under certain derivatives contracts and other investments (such as reverse repurchase agreements). In the case of certain derivatives contracts that do not cash settle, for example, the Fund must set aside liquid assets equal to the full notional value of the derivatives contract while the positions are open. With respect to other derivatives contracts that do cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contract, if any, rather than the full notional value. The Fund reserves the right to modify its asset segregation policies in the future, including to comply with any changes in positions from time to time articulated by the SEC or its staff regarding asset segregation. By setting aside assets equal to only its net obligations under certain cash-settled derivatives contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional amount of the contract.

Investment Restrictions

The Fund is subject to the following investment restrictions, which may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. When used in this SAI and in the Prospectus, a “majority” of the Fund's outstanding shares means the vote of the lesser of (1) 67% of the shares of the Fund present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

The Fund may not:

1.	Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

2.	Borrow money, except to the extent permitted by Section 18 of the 1940 Act or as otherwise permitted by the SEC or its staff.

3.	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the 1933 Act, in connection with the disposition of its portfolio securities.

4.
Make loans of money or securities to other persons, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements or other transactions in a manner consistent with the Fund's investment policies.

5.
Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, or that are issued by companies that invest or deal in real estate or real estate investment trusts.

6.
Invest in commodities, except that the Fund may: purchase and sell commodity futures and related instruments, foreign currency, options, futures and forward contracts, including those related to indices, and options on indices; invest in commodity pools and other entities that purchase and sell commodities and commodity contracts; and otherwise invest in commodity contracts and related instruments/derivatives consistent with the Fund’s investment policies.

7.	Invest 25% or more of the value of its total assets in the securities (other than U.S. Government Securities) of issuers engaged in any single industry.

With the exception of any applicable asset coverage requirements prescribed by Section 18 of the 1940 Act, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the value of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. In determining whether the Fund has invested in accordance with its investment restrictions, the Adviser may use the Global Industry Classification Standard produced by S&P or may in its sole discretion use another reasonable classification methodology.

MANAGEMENT OF THE TRUST

Board of Trustees

The Board of Trustees has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program. It has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business. The Board of Trustees also oversees the Fund's risk management processes, primarily through the functions (described below) performed by the Audit Committee.

Michael Kalbfleisch, a senior vice president and portfolio manager of the Adviser, serves as chairman of the Board of Trustees (the “Chairman”). Although he is an “interested person” of the Trust, as defined by the 1940 Act, the Board of Trustees believes that by having Mr. Kalbfleisch, an executive officer of the Adviser, serve as Chairman, it can more effectively conduct the regular business of the Trust and that through its regularly-scheduled executive sessions, the Independent Trustees (defined below) have an adequate opportunity to serve as an independent, effective check on management and to protect shareholders' interests. Furthermore, as summarized below, the Board of Trustees has two committees performing critical functions for the Trust's governance and operations: the Audit Committee and the Nominating Committee, both of which are comprised exclusively of Independent Trustees. Although the Trust does not have a “lead” Independent Trustee, the Board of Trustees believes that adequate independent leadership is present given the relatively small size of the Board of Trustees (75% of which is represented by Independent Trustees) and that each of the Trust's critical committees of the Board of Trustees (Audit and Nominating) is comprised solely of Independent Trustees.

Information regarding each of the Trustees and officers of the Trust, including their principal occupations during the past five years, is set forth below. The “Fund Complex” also includes Fiera Capital STRONG Nations Currency Fund, APEXcm Small/Mid Cap Growth Fund, Fiera Capital Diversified Alternatives Fund and Fiera Capital Global Equity Focused Fund. The business address of each Trustee and officer is c/o Fiera Capital Inc., 375 Park Avenue, 8th Floor, New York, New York 10152.

NAME, AGE, AND POSITION WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST 5 YEARS	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEES	PRESENT OR PAST (WITHIN 5 YEARS) OTHER DIRECTORSHIPS HELD BY TRUSTEES
DISINTERESTED TRUSTEES
Gerald Hellerman, 79 Trustee	Indefinite/Since Inception
Mr. Hellerman owned and served as Managing Director of Hellerman Associates, a financial and corporate consulting firm, from the firm’s inception in 1993 until it ceased operations in 2013. Mr. Hellerman currently serves as a director and chair of the audit committee of MVC Capital, Inc., and as director and chief compliance officer for The Mexico Equity and Income Fund, Inc. and for Special Opportunities Fund, Inc. Mr. Hellerman currently serves as director and chairman of the audit committee of Emergent Capital, Inc. (formerly known as Imperial Holdings Inc.) and Crossroads Capital, Inc. (formerly BDCA Venture, Inc.) Mr. Hellerman was previously a director of Brantley Capital Corporation and Ironsides Partners Opportunity Offshore Fund Ltd.
			2	See Principal Occupation During Past 5 Years column.
Kevin Mirabile, 55 Trustee	Indefinite/Since Inception	Mr. Mirabile has served as an Industry Consultant for KPMG University since December 2012. He previously served as Chief Operating Officer and member of the Investment Committee of Larch Lane Advisors (2008-2011) (asset management).	2	None
Stephen McGuinness, 57 Trustee	Indefinite/Since Inception	Mr. McGuinness previously served as VP Global & Finance Operations for Twitter (May 2015 to August 2015). He previously served as Senior Managing Director of SVP Global (August 2012 to August 2014) (asset management).	2	None
INTERESTED TRUSTEE[1]
Michael Kalbfleisch, 58 Interested Trustee, Chairman	Indefinite/Since Inception	Mr. Kalbfleisch currently serves as Senior Vice President and Portfolio Manager, Fiera Capital Inc. (June 2016 to present). He also serves as Vice President of APEXcm Small/Mid Cap Growth Fund. He previously served as Vice President and Chief Compliance Officer of Apex Capital Management, Inc. (2001 to May 2016).	2	None
OFFICERS WHO ARE NOT TRUSTEES
Benjamin Thompson, 48 Chief Executive Officer	Indefinite/Since Inception
Mr. Thompson currently serves as President and Chief Executive Officer of Fiera Capital Inc. (November 2015 to present). He previously served as Managing Principal and Chief Executive Officer at Samson Capital Advisors (June 2004 to October 2015).
			N/A	N/A

Pierre Blanchette, 50 Chief Financial Officer	Indefinite/Since Inception	Mr. Blanchette currently serves as Executive Vice President and Head of Finance at Fiera Capital Corporation (April 2007 to present).	N/A	N/A
Stephen McShea, 45 Chief Compliance Officer	Indefinite/Since Inception
Mr. McShea currently serves as General Counsel, Fiera Capital Inc. He previously served as General Counsel and Chief Compliance Officer at Larch Lane Advisors (June 2009 to February 2015) (asset management).
			N/A	N/A

1 Trustee who is an “interested person” (as defined by the 1940 Act) of the Fund because of his affiliation with the Adviser and its affiliates.

The Trustees serve on the Board of Trustees for terms of indefinite duration. A Trustee's position in that capacity will terminate if the Trustee is removed, resigns or is subject to various disabling events such as death, incapacity or bankruptcy. A Trustee may be removed either by a vote of two-thirds (2/3) of the Trustees not subject to the removal vote or by a vote of shareholders holding not less than two-thirds (2/3) of the total number of votes eligible to be cast by all shareholders. In the event of any vacancy in the position of a Trustee, the remaining Trustees may appoint an individual to serve as a Trustee so long as immediately after the appointment, at least two-thirds (2/3) of the Trustees then serving have been elected by the shareholders. The Board of Trustees may call a meeting of shareholders to fill any vacancy in the position of a Trustee, and must do so within 60 days after any date on which the Trustees who were elected by the shareholders cease to constitute a majority of the Trustees then serving.

As of the date of this SAI, other than as described above, none of the Trustees who are not “interested persons” (as defined by the 1940 Act) of the Fund, the Adviser or its affiliates (the “Independent Trustees”) who is a manager, director or trustee of another fund or investment company whose adviser and principal underwriter is affiliated with the Adviser has held any other position with: (i) the Fund; (ii) an investment company having the same adviser or principal underwriter as the Fund or an adviser or principal underwriter that controls, is controlled by or is under common control with the Adviser; (iii) the Adviser or other affiliate of the Fund; or (iv) any person controlling, controlled by or under common control with the Adviser.

As of the date of this SAI, the Trustees and officers as a group owned an aggregate of less than [1]% of the outstanding shares of the Fund and none of the Independent Trustees or any of their immediate family members owned beneficially or of record any securities in the Adviser.

Compensation

The following table sets forth certain information regarding the compensation expected to be received by the Independent Trustees, for the Trust's first fiscal year ending March 31, 2018, from the Fund and from all registered investment companies for which the Adviser or its affiliates serves as investment adviser. No compensation is paid by the Trust to Trustees who are “interested persons” (as defined by the 1940 Act), if any, of the Trust or the Adviser.

COMPENSATION TABLE FOR FISCAL YEAR ENDING MARCH 31, 2018

Name of Trustee	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Gerald Hellerman	$12,500	$0	$0	$12,500

Kevin Mirabile	$12,500	$0	$0	$12,500

Stephen McGuinness	$12,500	$0	$0	$12,500

Michael Kalbfleisch*	N/A	N/A	N/A	N/A

* Interested person of the Trust.

The Independent Trustees are each paid an annual retainer of $10,000 by the Trust, and an additional $2,500 for each additional series added to the Trust, and are reimbursed for travel-related expenses. It is currently estimated that each Independent Trustee would receive a total of $10,000 per year (plus expenses) from the funds in the Fund Complex. The Trustees do not receive any pension or retirement benefits from the funds in the Fund Complex.

Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2016.

Name of Trustee	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Gerald Hellerman	$0	$0
Kevin Mirabile	$0	$0
Stephen McGuinness	$0	$0
Michael Kalbfleisch, Interested Trustee	$0	$0

*	The family of registered investment companies includes the Fund.

No Independent Trustee or his immediate family member owns beneficially or of record any security of the Adviser, principal underwriter of the Fund or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or principal underwriter of the Fund.

Board Committees

The Board of Trustees has formed an Audit Committee consisting of the Independent Trustees. The primary duties of the Audit Committee are: (i) to recommend to the full Board of Trustees and to approve the independent registered public accounting firm to be retained by the Trust each fiscal year; (ii) to meet with the Trust's independent registered public accounting firm as the Audit Committee deems necessary; (iii) to review and approve the fees charged by the registered public accounting firm for audit and non-audit services; (iv) to oversee the Trust's risk management processes by, among other things, meeting with the Trust's auditors and overseeing the Trust's disclosure controls and procedures (including the Trust's internal controls over financial reporting); and (v) to report to the full Board of Trustees on a regular basis and to make recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate. The Board of Trustees has adopted a written charter for the Audit Committee. As the Fund is newly organized, no meetings of the Audit Committee were held as of the date of this SAI.

The Board of Trustees has also formed a Nominating Committee comprised of the Independent Trustees to which the discretion to select and nominate candidates to serve as Independent Trustees has been committed. While the Nominating Committee is solely responsible for the selection and nomination of the Independent Trustees, the Nominating Committee may consider nominations for the office of Independent Trustee made by investors in the Trust or by Trust management as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to Mr. Kalbfleisch that include biographical information and set forth the qualifications of the proposed nominee. As the Fund is newly organized, no meetings of the Nominating Committee were held as of the date of this SAI.

Although the Board of Trustees does not have a formal diversity policy, the Board of Trustees endeavors to comprise itself of members with a broad mix of professional backgrounds. Thus, the Nominating Committee and the Board of Trustees accorded particular weight to the individual professional background of each Independent Trustee, as reflected by Mr. Hellerman‘s experience as a chief compliance officer, and owner and managing director of a financial and corporate consulting firm, Mr. Mirabile's experience as a chief operating officer of and member of the investment committee of two asset management firms and Mr. McGuinness's experience in alternative investment management. In considering the nominees for election as Trustees, the Nominating Committee and the Board of Trustees took into account a variety of factors, including each nominee's professional background and experience. The Independent Trustees also considered that Mr. Kalbfleisch is not an Independent Trustee, but recognized that he is a senior management representative of the Adviser, and, as such, helps foster the Board of Trustees' direct access to information regarding the Adviser, which is the Fund's most significant service provider.

INVESTMENT ADVISER AND ADVISORY AGREEMENT

Investment Adviser

Fiera Capital Inc. located at 375 Park Avenue, 8th Floor, New York, New York 10152, manages the investments of the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”). The Adviser, a Delaware corporation, is registered as an investment adviser under the Investment Advisers Act of 1940, and is wholly owned by Fiera US Holding Inc., a U.S. holding company which in turn is wholly owned by Fiera Capital Corporation, a publicly traded Canadian investment management firm whose stock is listed on the Toronto Stock Exchange (FSZ: CN). The Adviser or affiliates of the Adviser may serve as investment advisers, sub-advisers or general partners to other registered and private investment companies. As of December 31, 2016, the Adviser had approximately $19.6B in assets under management.

Pursuant to an investment advisory agreement with the Trust (the “Advisory Agreement”), the Adviser is responsible for developing, implementing and supervising the Fund's investment program and providing day-to-day management services to the Fund. The agreement authorizes the Adviser to implement the Fund's investment program. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee that is accrued daily at an annual rate of [  ]% of the average annual net assets of the Fund.

The Advisory Agreement may be continued in effect from year to year after its initial two-year term if its continuance is approved annually by either the Board of Trustees or the vote of a majority (as defined by the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance is also approved by a majority of the Independent Trustees by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement also provides that it will terminate automatically in the event of its “assignment,” as defined by the 1940 Act and the rules thereunder.

A discussion regarding the basis for the Board's approval of the Advisory Agreement will be available in the Fund's first report to shareholders.

Portfolio Manager of the Adviser

The following table provides information regarding other accounts managed by the Fund's Portfolio Manager, [      ], as of May [  ] , 2017:

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager			Other Accounts Managed by the Portfolio Manager
Name of Portfolio Manager	Number	Total Assets	Number	Total Assets		Number	Total Assets
[ ]	[ ]	[ ]	[ ]	$	[ ]	[ ]	$	[ ]

	Registered Investment Companies Managed by the Portfolio Manager		Pooled Investment Vehicles Managed by the Portfolio Manager		Other Accounts Managed by the Portfolio Manager
Name of Portfolio Manager	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees	Number with Performance- Based Fees	Total Assets with Performance- Based Fees
[ ]	[ ]	[ ]	[ ]	[ ]	[ ]	[ ]

Compensation Program for Portfolio Managers of the Adviser (and its Affiliates)

[The compensation structure for the Fund’s Portfolio Manager is comprised of a competitive base salary, a performance-based incentive plan, as well as a long term incentive share ownership plan.

Performance-based compensation is generally measured in terms of the team’s ability to meet and exceed their performance objective (based either on the value added target or a universe of peers).]

Fund Ownership of Portfolio Managers

The following table sets forth the dollar range of shares beneficially owned by the portfolio managers as of [      , 2017].

Portfolio Manager	Dollar Range
[ ]	None

CONFLICTS OF INTEREST

The Advisory Agreement does not require the Adviser or its affiliates (together with its members, officers and employees, including those involved in the investment activities and business operations of the Fund) to devote all or any specified portion of their time to managing the Fund's affairs, but only to devote so much of their time to the Fund's affairs as they reasonably believe necessary in good faith. The Advisory Agreement does not prohibit the Adviser or its affiliates from engaging in any other existing or future business, and the Adviser or its affiliates may provide investment management services to other clients or family members of the portfolio managers. In addition, the portfolio managers and affiliates of the Adviser may invest for their own accounts in various investment opportunities. A determination may be made that an investment opportunity in a particular investment is appropriate for a portfolio manager or an affiliate of the Adviser, but not for the Fund. Each of the Adviser and the Fund has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Brokerage firms affiliated with the Adviser may execute securities transactions on behalf of the Fund consistent with the provisions of the 1940 Act and consistent with seeking best execution.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund. The Adviser's (or its affiliates’) portfolio managers may manage other accounts with investment strategies similar to the Fund, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Adviser may vary among these accounts and the Adviser's (or its affiliates’) portfolio managers may personally invest in these accounts. These factors could create conflicts of interest because the Adviser's (or its affiliates’) portfolio managers may have incentives to favor certain accounts over others, resulting in other accounts outperforming the Fund. A conflict may also exist if the Adviser's (or its affiliates’) portfolio managers identify a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the Adviser's (or its affiliates’) portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Fund. However, the Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Adviser's (or its affiliates’) portfolio managers are generally managed in a similar fashion and the Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

The Adviser also manages other investment vehicles (the “Related Accounts”). The Related Accounts may invest in the same securities as the Fund. As a result, the Related Accounts may compete with the Fund for appropriate investment opportunities. As a general matter, the Adviser will consider participation by the Fund in all appropriate investment opportunities that are under consideration by the Adviser for the Related Accounts. The Adviser will evaluate for the Fund and the Related Accounts a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Related Accounts at a particular time. Because these considerations may differ for the Fund and the Related Accounts in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and each of the Related Accounts will differ. The Adviser will, however, attempt to allocate these investment opportunities in an equitable manner. In doing so, the Adviser will take into account applicable laws and regulations, particularly those impacting registered investment companies, like the Fund, and its affiliates, including the Related Accounts.

Other present and future activities of the Adviser, the portfolio managers, the Trust's administrator and/or their affiliates may give rise to additional conflicts of interest. In the event that a conflict of interest arises, the Adviser will attempt to resolve such conflicts in a fair and equitable manner.

BROKERAGE

The Adviser is directly responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for the assets of the Fund. Transactions on U.S. stock exchanges and on some foreign stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of foreign stock exchanges, commissions are fixed. No stated commission is applicable to securities traded in certain over-the-counter markets, but the prices of those securities include undisclosed commissions or mark-ups.

The Adviser will generally select brokers and dealers to effect transactions substantially in the manner set forth below. However, no guarantee or assurance can be made that the Adviser will adhere to, and comply with, its stated practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of the Fund, it will seek to obtain the best execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. As described below, the Adviser may place orders with brokers that provide research services. The Adviser may comply with the safe harbor under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Safe Harbor”), with respect to the receipt of such services. The Adviser generally will seek reasonably competitive commission rates. However, the Adviser will not necessarily pay the lowest commission available on each transaction.

Consistent with the principle of seeking best execution, the Adviser may place brokerage orders with brokers (including affiliates of the Adviser) that provide the Adviser and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of the Adviser are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Adviser or its affiliates in providing services to clients other than the Fund. In addition, not all of the supplemental information is used by the Adviser in connection with the Fund. Conversely, the information provided to the Adviser by brokers and dealers through which other clients of the Adviser effects securities transactions may be useful to the Adviser in providing services to the Fund.

DISCLOSURE OF PORTFOLIO SECURITIES HOLDINGS

The Trust has adopted a written policy relating to disclosure of its portfolio holdings governing the circumstances under which disclosure may be made to shareholders and third parties of information regarding the portfolio investments held by the Fund. This policy is designed to ensure that disclosure of information regarding the Fund’s portfolio securities is in the best interests of Fund shareholders and includes procedures to address conflicts between the interests of Fund shareholders and those of the Adviser, Distributor or any affiliated person of the Fund, the Adviser or the Distributor. Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter (in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q). These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. Except for these reports, or as otherwise specifically permitted by the Trust’s policy, information regarding the Fund’s portfolio holdings may not be provided to any person.

Information regarding the Fund’s portfolio investments, and other information regarding the investment activities of the Fund, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Fund, including Lipper Inc., Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thompson Reuters Corporation. In connection with any such arrangement, the recipient of the information must agree to maintain the confidentiality of the information and to use the information only to facilitate its rating or ranking of the Fund. The Fund’s policy does not prohibit (i) disclosure of information to the Adviser, its affiliates or to other service providers to the Trust (including its administrator, distributor, custodian, legal counsel and auditors) or to brokers and dealers through which portfolio securities are purchased and sold (but only with respect to information relating to the particular securities being purchased or sold); or (ii) disclosure of holdings of or transactions in portfolio investments that is made on the same basis to all record shareholder of the Fund (or, to an appropriate fiduciary who is determined by the Fund’s Chief Compliance Officer (“CCO”), in consultation with Fund counsel, to be acting on behalf of the shareholder(s)). The Fund’s CCO is authorized to approve other arrangements under which information relating to portfolio securities held by, or purchased or sold by, the Fund is disclosed to shareholders or third parties, subject to a requirement that the CCO concludes (based upon various factors that he or she deems necessary, in consultation with Fund counsel) that the arrangement is reasonably necessary to aid in conducting the ongoing business of the Trust and the Fund and is unlikely to affect adversely the Trust or the Fund.

The CCO (with support from the administrator) is responsible for monitoring the use and disclosure of information relating to the Fund’s portfolio investments and is also responsible to report to the Board at least annually regarding the effectiveness of the Trust’s compliance program, including its policy governing the disclosure of portfolio holdings and any material violations of that policy. Under the Trust’s policy, the Adviser, the Trust and their respective affiliated persons are prohibited from receiving any direct or indirect compensation in consideration of information relating to the Fund’s portfolio investments held, purchased or sold by the Fund.

Consistent with the Trust’s policy, information relating to the Fund’s portfolio investments are provided to certain persons as described in the following table. Such persons are subject to duties not to trade on such information. There are no other arrangements in effect involving the disclosure of information regarding the Fund’s portfolio holdings.

Type of Service Provider	Typical Frequency of Access to Portfolio Information	Restrictions
Adviser/Adviser Affiliates	Daily	Ethical
Administrator and Distributor	Daily	Contractual and Ethical
Custodian	Daily	Contractual and Ethical
Auditor	During annual audit and other reviews of financial statements	Ethical
Legal Counsel	Regulatory filings, board meetings, and if a legal issue regarding the portfolio requires counsel’s review.	Ethical
Printers	Twice a year. Printing semi-annual and annual reports.	No formal restrictions in place. However, printer would not receive portfolio information until at least 30 days old.
Broker-Dealers through which the Fund purchases and sells portfolio securities	Daily access to the relevant purchase and/or sale – no broker/dealer has access to the Fund’s entire portfolio.	Contractual and Ethical

CODE OF ETHICS

The Adviser and its affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made by the Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by the Adviser and its affiliates (including personnel of the Adviser) that are the same, different or made at a different time than positions taken for the Fund. In order to mitigate the possibility that the Fund will be adversely affected by this personal trading, the Fund has adopted a code of ethics and furthermore the Adviser has adopted a code of ethics (collectively with the Fund’s code of ethics, the “Codes of Ethics”) in compliance with Rule 17j-1 under the 1940 Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. The Codes of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC’s website at www.sec.gov, and copies of the Codes of Ethics may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102.

Future investment activities of the Adviser and its affiliates and their principals, managers, partners, directors, officers or employees may give rise to additional conflicts of interest.

PROXY VOTING PROCEDURES

The Adviser votes proxy proposals, amendments, consents or resolutions (collectively, “proxies”), on behalf of the Fund, in a manner that seeks to serve the best interests of the Fund. The Adviser has guidelines addressing how it votes proxies with regard to specific matters. The Board of Trustees permits the Adviser to contract with a third party to obtain proxy voting and related services, including research of current issues.

The Adviser has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that it votes proxies prudently and in the best interest of its advisory clients for whom it has voting authority, including the Fund. The Proxy Voting Policy of the Adviser also describes how the Adviser addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

The Adviser (or a designated proxy committee at the Adviser) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies.

In general, the Adviser seeks to resolve any potential conflicts of interest associated with any proxy by applying the foregoing general policy of seeking to serve the best interests of the Fund.

Information regarding how the Fund voted any proxies during the most recent twelve-month period ended June 30 will be reported on Form N-PX and will be made available no later than August 31 of each year. Such information can be obtained: (i) without charge, upon request, by calling (855) 771-7119; and (ii) on the SEC’s website at www.sec.gov.

DISTRIBUTION

Foreside Fund Services, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a Distribution Agreement with the Trust (the “Distribution Agreement”), the Distributor acts as the principal underwriter of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Fund for its distribution services, except the distribution fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Adviser pays the Distributor a fee for certain distribution-related services.

The Fund offers Investor Class and Institutional Class shares.

The Trust has adopted a Plan of Distribution (the “Plan”) with respect to Investor Class shares of the Fund pursuant to Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Board of Trustees, and of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such continuance. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the Distribution Agreement, the Trust, on behalf of the Fund, pays to the Distributor, out of the assets of Investor Class shares, a fee in connection with distribution-related services of up to 0.25% for Investor Class shares on an annual basis of the average daily net assets of the shares. The Distributor may pay all or a portion of these fees to any registered securities dealer or financial institution (a “Recipient”) who renders assistance in distributing or promoting the sale of shares. The Distributor provides to the Board of Trustees, and the Trustees review at least quarterly, a written report of all amounts expended pursuant to the Plan. This report includes the identity of the Recipient of each payment and the purpose for which the amounts were expended and such other information as the Board of Trustees may reasonably request. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares so affected. All material amendments of the Plan will require approval by a majority of the Trustees and Independent Trustees.

The Distributor or Recipients shall use the monies paid to it to assist in the distribution and promotion of Investor Class shares.

Through the date of this SAI, no fees have been paid under the Plan.

The Adviser (or its affiliates), in its discretion and from its own resources, may pay brokers or other recipients additional compensation based on the aggregate value of shares of the Fund held by customers of the Recipients (currently expected not to exceed [   ]% of such value). In return for the additional compensation, the Fund may receive certain marketing advantages including access to a Recipient’s representatives, placement on a list of investment options offered by a Recipient, or the ability to assist in training and educating the Recipient’s representatives. The additional compensation may differ among Recipients in amount. The receipt of additional compensation by a Recipient may create potential conflicts of interest between an investor and its financial advisor who is recommending the Fund over other potential investments.

ADDITIONAL INFORMATION ABOUT PURCHASES AND SALES

Eligible shareholders may buy or sell shares through a financial advisor. Such financial advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized financial advisor or, if applicable, a financial advisor’s authorized designee, receives the order. You will have to follow the procedures of your financial advisor. Your financial advisor may charge a fee for its services, in addition to the fees charged by the Fund. You will also generally have to address your correspondence or questions regarding the Fund to your financial advisor. Customer orders will be priced at the Fund’s Net Asset Value next computed after they are received by an authorized financial advisor or the financial advisor’s authorized designee. Your financial advisor is responsible for transmitting all subscription and redemption requests, investment information, documentation and money to the Fund on time. Certain authorized institutions have agreements with the Fund that allow them to enter confirmed purchase or redemption orders on behalf of clients and customers. Under this arrangement, the financial advisor must send your payment by the time the Fund prices its shares on the following day. If your financial advisor fails to do so, it may be responsible for any resulting fees or losses.

Your financial advisor may charge you a processing or service fee in connection with the purchase or redemption of shares of the Fund. The amount and applicability of such a fee is determined and disclosed to its customers by each individual financial advisor. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your financial advisor will provide you with specific information about any processing or service fees you will be charged.

The Fund reserves the right to reject any purchase order and to cease the offering of shares. The minimum initial investment for Investor Class shares is $[1,000]. The minimum initial investment for Institutional Class shares is $[1,000,000].

The Board may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the New York Stock Exchange is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays, (b) the SEC has by order permitted such suspension, or (c) an emergency, as defined by rules of the SEC, exists during which time the sale of Fund shares or valuation of securities held by the Fund are not reasonably practicable.

DIVIDENDS, DISTRIBUTIONS AND TAXES

It is the policy of the Trust each fiscal year to distribute substantially all of the Fund’s net investment income (i.e., generally, the income that it earns from dividends and interest on its investments, and any net short-term capital gains, net of Fund expenses) and net capital gains, if any, to its shareholders. Unless requested otherwise by a shareholder, dividends and other distributions will be automatically reinvested in additional shares of the Fund at the NAV per share in effect on the day after the record date.

The following is a summary of certain aspects of the U.S. Federal taxation of the Fund and its shareholders which should be considered by a prospective shareholder. The Fund has not sought a ruling from the Internal Revenue Service (the “Service”) or any other Federal, state or local agency with respect to any of the tax issues affecting the Fund, nor has it obtained an opinion of counsel with respect to any tax issues.

This summary of certain aspects of the Federal tax treatment of the Fund and its shareholders is based upon the Internal Revenue Code of 1986, as amended (the “Code”) judicial decisions, Treasury Regulations (the “Regulations”) and rulings in existence on the date hereof, all of which are subject to change, possibly with retroactive effect. This summary does not discuss the impact of various proposals to amend the Code which could change certain of the tax consequences of an investment in the Fund. This summary also does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the Federal income tax laws, such as insurance companies.

EACH PROSPECTIVE SHAREHOLDER SHOULD CONSULT WITH ITS OWN TAX ADVISER IN ORDER FULLY TO UNDERSTAND THE FEDERAL, STATE, LOCAL AND FOREIGN INCOME TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

In addition to the particular matters set forth in this section, tax-exempt organizations should review carefully those sections of the Prospectus and this SAI regarding liquidity and other financial matters to ascertain whether the investment objectives of the Fund are consistent with their overall investment plans. Each prospective tax-exempt shareholder is urged to consult its own adviser regarding the acquisition of shares.

The Fund will elect to be classified as an association taxable as a corporation for Federal tax purposes and intends to (i) elect to be treated as, and (ii) operate in a manner to qualify as, a “regulated investment company” under Subchapter M of the Code (a “RIC”). Certain requirements under Subchapter M and additional information regarding the Fund’s tax treatment are described below in “Tax Treatment.”

Tax Treatment

The Fund intends to qualify as a RIC under Subchapter M of the Code. In each year that the Fund so qualifies, it will pay no federal income tax on the earnings or capital gains it distributes to its shareholders. This avoids a “double tax” on that income and capital gains. Shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless their shares are held in a retirement account or the shareholder is otherwise exempt from tax). The Adviser will be responsible for reviewing, analyzing and interpreting the format and content of the compliance reports designed for assessing whether the Fund is in compliance with applicable requirements under Subchapter M of the Code.

You should be aware of the following tax implications of investing in the Fund:

•
Dividends paid from net investment income and short-term capital gains are taxable as ordinary income. Dividends paid from net investment taxable income that are designated by the Fund as being derived from “qualified dividend income” are taxable to individuals at the reduced rates currently applicable to long-term capital gains. Distributions of the Fund’s long-term capital gains are taxable as long-term capital gains, without regard to how long you have held your shares.

•
Every calendar year the Fund will send you and the Service a statement showing the amount of any taxable dividends, including the amount that qualifies as qualified dividend income, and other distributions the Fund paid to you in the previous calendar year. The tax information the Fund sends you will separately identify any long-term capital gains distribution the Fund paid to you.

•
Because the share price fluctuates, you may have a capital gain or loss when your shares are redeemed equal to the difference between the price you paid for the shares and the price you received when they were redeemed. Capital gains or losses will be long-term or short-term depending on how long you have held the shares.

•	If you buy shares on the date or just before the date the Fund declares a capital gains distribution, a portion of the purchase price for the shares will be returned to you as a taxable distribution.

Returns of Capital Can Occur. In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. The Fund will identify returns of capital in shareholder notices.

Qualification as a Regulated Investment Company

As a RIC, the Fund does not expect to be subject to U.S. Federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders. Qualification as a RIC enables the Fund to “pass through” its distributed income and net capital gains to shareholders without the Fund having to pay tax on them. The Code contains a number of complex tests relating to qualification that the Fund might not meet in a particular year. If the Fund does not qualify as a RIC during any period, it may be treated for U.S. Federal income tax purposes as an ordinary corporation and may receive no tax deduction for payments made to shareholders during that period.

To qualify as a RIC, the Fund must distribute at least 90% of its investment company taxable income and net tax-exempt income for the taxable year. The Fund must also satisfy certain other requirements of the Code, some of which are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the above-mentioned requirement.

To qualify as a RIC, the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the Fund’s principal business of investing in stock or securities) or net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code).

In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a RIC. Under that test, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of “other issuers.” As to each of those “other issuers,” the Fund must not have invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund must not hold more than 10% of the outstanding voting securities of each such issuer. In addition, no more than 25% of the value of the Fund’s total assets may be invested in (i) the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), (ii) in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses or (iii) the securities of one or more qualified publicly traded partnerships. For purposes of this test, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. Government are treated as U.S. Government securities.

There is a remedy for a failure to satisfy the RIC asset diversification test, if the failure was due to reasonable cause and not willful neglect, subject to certain divestiture and procedural requirements and the payment of a tax. There is also a de minimis exception to a potential failure to satisfy the RIC asset diversification test that would require corrective action but no tax. In addition, a failure to satisfy the RIC source-of-income requirement can be remedied, if the failure was due to reasonable cause and not willful neglect, subject to certain procedural requirements and the payment of a tax.

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company. Under Temporary Regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may not be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such shareholder’s pro rata portion of the affected expenses will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A “nonpublicly offered regulated investment company” is a regulated investment company whose shares are not (i) continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act of 1933, as amended), (ii) regularly traded on an established securities market and (iii) held by at least 500 persons at all times during the taxable year.

Excise Tax on Regulated Investment Companies

Under the Code, by December 31 of each year, the Fund must distribute, or be deemed to have distributed, an amount at least equal to the sum of (1) 98% of its ordinary income earned from January 1 through December 31 of that year, (2) 98.2% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, and (3) all such ordinary income and capital gains for previous years that were not distributed during those years. If it does not, the Fund must pay a non-deductible 4% excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. To meet these requirements, the Fund might, in certain circumstances, be required to liquidate portfolio investments to make sufficient distributions. However, the Board and the Adviser might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

Failure to Qualify as a Regulated Investment Company

If, in any taxable year, the Fund fails to qualify as a RIC under the Code, the Fund will (assuming the remedies previously discussed are not exercised) be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify as a RIC, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, will (assuming the remedies previously discussed are not exercised) constitute dividends, which will generally be eligible for the dividends received deduction available to corporate shareholders. Furthermore, in such event, individual shareholders of the Fund would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. Federal income taxation.

Distributions

Dividends paid out of the Fund’s investment company taxable income will be taxable to a shareholder as ordinary income to the extent of the Fund’s earnings and profits, whether such dividends are paid in cash or reinvested in additional shares. If a portion of the Fund’s income consists of dividends paid by U.S. corporations (other than real estate investment trusts), a portion of the dividends paid by the Fund to corporate shareholders may be eligible for the corporate dividends received deduction. In addition, distributions of investment company taxable income that are designated by the Fund as derived from qualified dividend income are taxed to individuals at the reduced rates currently applicable to long-term capital gain. Qualified dividend income generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Certain holding period and other requirements must be met by both the shareholder and the Fund for distributions to be eligible for the corporate dividends received deduction or the preferential individual tax rates that apply to qualified dividend income, as the case may be. Distributions of net capital gain, if any, designated as capital gain dividends are taxable to a shareholder as long-term capital gain, regardless of how long the shareholder has held shares. The maximum tax rate applicable to long-term capital gain of individuals is 20%. A distribution of an amount in excess of the Fund’s current and accumulated earnings and profits will be treated by a shareholder as a return of capital, which is applied against and reduces the shareholder’s basis in its shares. To the extent that the amount of any such distribution exceeds the shareholder’s basis in its shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional shares.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, it may designate the retained amount as undistributed capital gains in a notice to its shareholders, who will be treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will (i) be required to report its pro rata share of such gain on its tax return as long-term capital gain, (ii) receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain and (iii) increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Dividends designated by the Fund and received by corporate shareholders of the Fund will qualify for the dividends received deduction to the extent of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the Fund fails to meet certain holding period requirements for the stock on which the dividend is paid, (2) to the extent that the Fund is under an obligation to make related payments with respect to positions in substantially similar or related property, or (3) to the extent the stock on which the dividend is paid is treated as debt financed. Moreover, the dividends received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing requirements with respect to shares or by application of the Code.

Shareholders will be notified annually as to the U.S. Federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.

Sale or Other Disposition of Shares

Upon the sale or other disposition of shares that a shareholder holds as a capital asset, the shareholder may realize a capital gain or loss in an amount equal to the difference between the amount realized and the shareholder’s adjusted tax basis in the shares sold. Such gain or loss will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

Any loss realized on a sale or other disposition will be disallowed to the extent that the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any capital gains distributions received by the shareholder (or amounts credited as undistributed capital gains) with respect to such shares.

Under Regulations, if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must attach to its tax return and also separately file with the Service a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these Regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these Regulations in light of their particular circumstances.

Hedging and Derivatives Transactions

Certain hedging and derivatives transactions are subject to special and complex U.S. Federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Fund to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions. These rules could therefore affect the character, amount and timing of distributions to shareholders. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these provisions.

Other Investments

The Fund may invest in debt obligations purchased at a discount with the result that the Fund may be required to accrue income for U.S. Federal income tax purposes before amounts due under the obligations are paid. The Fund may also invest in domestic and foreign “high yield” securities. A portion of the interest payments on such high yield securities may be treated as dividends for certain U.S. Federal income tax purposes.

As a result of investing in securities purchased at a discount or any other investment that produces income that is not matched by a corresponding cash distribution to the Fund, the Fund could be required to include in current income amounts it has not yet received. Any such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. This might prevent the Fund from distributing 90% of its investment company taxable income as is required in order to avoid Fund-level U.S. Federal income taxation on all of its income, or might prevent the Fund from distributing enough ordinary income and capital gain net income to avoid completely the imposition of the excise tax. To avoid this result, the Fund may be required to borrow money or dispose of securities to be able to make distributions to its shareholders.

Passive Foreign Investment Companies

If the Fund purchases shares in passive foreign investment companies (“PFICs”), the Fund may be subject to U.S. Federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if not distributed to the Fund. The Fund may take the position that income and gain included pursuant to a QEF election constitutes qualifying income under the income test described above. However, the Service has indicated that it may issue guidance which could affect the manner in which QEF inclusions are treated by the Fund. The Fund may not be able to make a QEF election with respect to many PFICs because of certain requirements that the PFICs would not be able to satisfy. Alternatively, the Fund may, in certain circumstances, be able to elect to mark-to-market at the end of each taxable year its shares in a PFIC. In this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value, to the extent it did not exceed prior inclusions in income. Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above).

Medicare Tax

Individuals, estates and trusts are subject to a Medicare tax of 3.8% on “net investment income” (or undistributed “net investment income,” in the case of estates and trusts) for each taxable year, with such tax applying to the lesser of such income or the excess of such person’s adjusted gross income (with certain adjustments) over a specified amount.1 Net investment income includes net income from interest, dividends, annuities, royalties and rents and net gain attributable to the disposition of investment property. It is anticipated that net income and gain attributable to an investment in the Fund will be included in an Investor’s “net investment income” subject to this Medicare tax.

Section 1256 Contracts

The Code generally applies a “mark-to-market” system of taxing unrealized gains and losses on, and otherwise provides for special rules of taxation with respect to, Section 1256 Contracts. A Section 1256 Contract includes certain regulated futures contracts, certain non-U.S. currency forward contracts, and certain listed non-equity options. Section 1256 Contracts held by the Fund at the end of a taxable year of the Fund will be treated for U.S. Federal income tax purposes as if they were sold by the Fund at their fair market value on the last business day of the taxable year. The net gain or loss, if any, resulting from these deemed sales (known as “marking to market”), together with any gain or loss resulting from any actual sales of Section 1256 Contracts (or other termination of the Fund’s obligations under such contracts), must be taken into account by the Fund in computing its taxable income for the year. Capital gains and losses from Section 1256 Contracts generally are characterized as short-term capital gains or losses to the extent of 40% of the gains or losses and as long-term capital gains or losses to the extent of 60% of the gains or losses.

Unrelated Business Taxable Income

Generally, a tax-exempt organization is exempt from U.S. Federal income tax on its passive investment income, such as dividends, interest and capital gains. This general exemption from tax does not apply to the “unrelated business taxable income” (“UBTI”) of a tax-exempt organization. Generally, income and gain derived by an exempt organization from the ownership and sale of debt-financed property is UBTI and, thus, taxable in the proportion to which such property is financed by “acquisition indebtedness” during the relevant period of time. A tax-exempt investor may incur UBTI on dividend income paid by the Fund and generally on any gain realized on the sale of shares, if it borrows to acquire shares. Tax-exempt U.S. investors may be subject to UBTI on excess inclusion income allocated to such investor as a result of an investment by the Fund in certain real estate investment trusts. Tax-exempt U.S. persons are urged to consult their own tax advisors concerning the U.S. Federal tax consequences of an investment in the Fund.

1 The amount is $250,000 for married individuals filing jointly, $125,000 for married individuals filing separately, $200,000 for other individuals and the dollar amount at which the highest income tax bracket for estates and trusts begins

Foreign Taxes

Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of securities of foreign corporations, the Fund may elect to treat any foreign income and withholding taxes it pays as having been paid by its shareholders for U.S. Federal income tax purposes, as long as the Fund continues to qualify as a RIC. If the Fund makes that election, the amount of foreign income taxes paid by the Fund will be included in the income of its shareholders and each shareholder will be entitled (subject to certain limitations) to either credit his or her share of that amount against his or her U.S. Federal income tax due, or deduct his or her share of that amount from his or her U.S. taxable income. The Fund may qualify for and make this election in some, but not necessarily all, of its taxable years.

Shortly after any year for which it makes such an election, the Fund will report to its shareholders the amount per share of such foreign tax that must be included in each shareholder’s gross income and the amount that will be available for deduction or credit. In general, a shareholder may elect each year whether to claim deductions or credits for foreign taxes. However, no deductions for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. If a shareholder elects to credit foreign taxes, the amount of credit that may be claimed in any year cannot exceed the same proportion of the U.S. tax against which such credit is taken as the shareholder’s taxable income from foreign sources bears to his or her entire taxable income, unless the shareholder is an individual all of whose gross income from non-U.S. sources is qualified passive income and whose creditable foreign taxes for the taxable year do not exceed $300 ($600 for a joint return).

As a general rule, if the Fund has made the appropriate election, a shareholder may treat as foreign source income the portion of any dividend paid by the Fund which represents income derived from sources within foreign countries, as well as the shareholder’s proportionate share of the taxes paid to those countries. Capital gains realized by the Fund on the sale of foreign securities and other foreign currency gains of the Fund are considered to be U.S.-source income and, therefore, any portion of the tax credit passed through to shareholders that is attributable to such gains or distributions might not be usable by a shareholder who does not have other foreign source income.

Backup Withholding

The Fund may be required to withhold U.S. Federal income tax at a 28% rate from all distributions and redemption proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. Federal income tax liability, provided the required information is furnished to the Service on a timely basis.

Foreign Shareholders

U.S. Federal income taxation of a shareholder who with respect to the United States is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a “Foreign Shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder.

Except as provided below, if the income from the Fund is not “effectively connected” with a U.S. trade or business carried on by the Foreign Shareholder, distributions of investment company taxable income (other than distributions that consist of long-term capital gains) will be subject to a U.S. federal income tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions. This withholding would not apply to amounts properly designated by the Fund as an “interest-related dividend” or a “short-term capital gain dividend”. The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is generally limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss.

If the income from the Fund is “effectively connected” with a U.S. trade or business carried on by a Foreign Shareholder, then distributions of investment company taxable income, any capital gains distributions, any amounts retained by the Fund that are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens, residents or domestic corporations. A corporate Foreign Shareholder may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Shareholder, the Fund may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless the Foreign Shareholder certifies his foreign status under penalties of perjury or otherwise establishes an exemption. See “Backup Withholding” in this section.

Withholding at a rate of 30% may be imposed on payments to certain foreign entities (including financial intermediaries) of dividends on and the gross proceeds of dispositions of U.S. common stock, unless various U.S. information reporting and due diligence requirements (generally relating to ownership by U.S. persons of interests in or accounts with those entities) have been satisfied. Shareholders should consult their tax advisors regarding the possible implications of this withholding on their investment in the Fund.

The tax consequences to a Foreign Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Foreign Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

Cost Basis Reporting

The Fund is required to report to shareholders and the Service the “cost basis” of shares and the character of realized gains and losses attributable to the redemption of shares. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividend reinvestments, return of capital, and other corporate actions. Cost basis is used to determine whether a sale of the shares results in a gain or loss.

The Fund will permit shareholders to elect from among several Service-accepted cost basis methods to calculate the cost basis in their shares. If a shareholder does not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the FIFO (first-in, first-out) method, will be applied to their account. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.

If a shareholder holds shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis and available elections for its account.

Prospective investors are urged to consult their own tax advisors regarding specific questions about application of the cost basis reporting rules and, in particular, which cost basis calculation method to elect.

Other Taxation

Shareholders may be subject to state, local and foreign taxes on their Fund distributions and on the sale of shares.

The foregoing is a brief summary of certain material tax matters that are pertinent to prospective investors. The summary is not, and is not intended to be, a complete analysis of all provisions of the U.S. Federal tax law which may have an effect on such investments. This analysis is not intended as a substitute for careful tax planning. Accordingly, prospective investors are urged to consult their own respective tax advisors with respect to their own respective tax situations and the effects of this investment thereon.

GENERAL INFORMATION

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program. As part of the Program, the Fund has designated an anti-money laundering officer.

Procedures to implement the Program include, but are not limited to, determining that the Transfer Agent has established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity was not adequately verified under the provisions of the USA PATRIOT Act.

Description of Shares

The Trust is authorized to issue an unlimited number of shares of beneficial interest, $.001 par value. Currently, the Fund is a series of shares of the Trust, and the Fund offers Investor Class shares and Institutional Class shares. The Board has the authority to establish additional series of shares (representing interests in separate investment portfolios of the Trust in addition to the Fund) and, subject to applicable rules, may establish two or more classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements. Shares are fully paid and non-assessable and have no pre-emptive or conversion rights.

Shareholders of the Fund are entitled to vote, together with the holders of shares of any other series of the Trust, on the election or removal of Trustees and the ratification of the Trust’s independent registered public accounting firm when those matters are voted upon by shareholders. Shareholders are also entitled to vote on other matters as required by the 1940 Act, the Trust’s Declaration of Trust, the Trust’s By-Laws, any registration of the Trust with the SEC or any state, or as the Trustees may consider necessary or desirable. On these other matters, shares of the Fund will generally vote as a separate class from any other series of the Trust’s shares. Each share (and fractional share) is entitled to one vote (or fraction thereof). However, if shares of more than one series vote together on a matter as a single class, each share (or fraction thereof) will be entitled to the number of votes that equals the net asset value of such share (or fraction thereof) determined as of the applicable record date. All shares have non-cumulative voting rights, meaning that shareholders entitled to cast more than 50% of the votes for the election of Trustees can elect all of the Trustees standing for election if they choose to do so.

Administration

Pursuant to the Administration and Accounting Services Agreement with the Trust (the “Services Agreement”), UMB Fund Services, Inc. (“UMB Fund Services” or the “Administrator”), located at 235 W. Galena Street, Milwaukee, Wisconsin, 53212, serves as the administrator of the Fund. The Administrator provides various administrative and accounting services necessary for the operations of the Trust and the Fund. Services provided by the Administrator include facilitating general Fund management; monitoring Fund compliance with federal and state regulations; supervising the maintenance of the Fund’s general ledger, the preparation of the Fund’s financial statements, the determination of NAV, and the payment of dividends and other distributions to shareholders; and preparing specified financial, tax and other reports.

For providing such services, the Administrator receives an asset-based fee, computed daily and paid monthly. The Fund also reimburses the Administrator for certain out-of-pocket expenses.

Custodian

Pursuant to a Custody Agreement with the Trust, UMB Bank, N.A. (the “Custodian”) located at 1010 Grand Boulevard, Kansas City, MI, 64106, acts as the custodian of the Fund’s securities and cash and as the Fund’s accounting services agent. The Custodian is responsible for maintaining custody of the Fund’s cash and investments and retaining subcustodians, including in connection with the custody of foreign securities. As the accounting services agent of the Fund, the Custodian maintains and keeps current the books, accounts, records, journals or other records of original entry relating to the Fund’s business. For providing such services, the Custodian receives the greater of a minimum fee or an asset-based fee in addition to transaction fees plus out-of-pocket expenses.

Transfer Agent

Pursuant to a Transfer Agent Agreement with the Trust, UMB Fund Services (the “Transfer Agent”) acts as the Fund’s transfer and disbursing agent. The Transfer Agent is located at 235 W. Galena Street, Milwaukee, Wisconsin, 53212.

The Transfer Agent provides certain shareholder and other services to the Fund, including furnishing account and transaction information and maintaining shareholder account records. The Transfer Agent is responsible for processing orders and payments for share purchases. The Transfer Agent mails proxy materials (and receives and tabulates proxies), shareholder reports, confirmation forms for purchases and redemptions and Prospectuses to shareholders. The Transfer Agent disburses income dividends and capital distributions and prepares and files appropriate tax-related information concerning dividends and distributions to shareholders. For its services as transfer agent, the Transfer Agent receives the greater of a minimum fee or an asset-based fee in addition to transaction charges plus out-of-pocket expenses.

Independent Registered Public Accounting Firm

The Trust’s independent registered public accounting firm, [           ], audits the Trust’s annual financial statements, performs other related audit services, and prepares the Trust’s tax returns. [            ] is located at [                ].

Trustee and Officer Liability

Under the Trust’s Declaration of Trust and its By-Laws, and under Delaware law, the Trustees, officers, employees, and certain agents of the Trust are entitled to indemnification under certain circumstances against liabilities, claims, and expenses arising from any threatened, pending, or completed action, suit, or proceeding to which they are made parties by reason of the fact that they are or were such Trustees, officers, employees, or agents of the Trust, subject to the limitations of the 1940 Act that prohibit indemnification that would protect such persons against liabilities to the Trust or its shareholders to which they would otherwise be subject by reason of their own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.

Legal Counsel

Kramer Levin Naftalis & Frankel LLP, 1177 Avenue of the Americas, New York, NY 10036, serves as counsel to the Trust. The firm does not represent potential investors in the Fund.

Registration Statement

This SAI and the Prospectus do not contain all of the information set forth in the Registration Statement the Trust has filed with the SEC. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by the rules and regulations of the SEC. A text-only version of the Registration Statement is available on the SEC’s website, www.sec.gov.

More Information

You can receive free copies of reports, request other information and discuss your questions about the Fund by contacting your financial advisor or the Trust directly at (855) 771-7119 or by writing to the Fund at:

Fiera Capital Series Trust
PO Box 2175
Milwaukee, WI 53233

FINANCIAL STATEMENTS

No financial information is provided for the Fund because it had not yet commenced operations as of the date of this filing.

PART C
OTHER INFORMATION

ITEM 28.	Exhibits.

Exhibit Number	Description
28(a)(1)	Certificate of Trust of Registrant.(1)
28(a)(2)	Amendment to Certificate of Trust of Registrant.(3)
28(a)(3)	Declaration of Trust.(2)
28(a)(4)	Amended and Restated Declaration of Trust.(3)
28(a)(5)	Instrument Adding Series to Declaration of Trust.*
28(a)(6)	Instrument Adding Series to Declaration of Trust.(4)
28(a)(7)	Instrument Adding Series to Declaration of Trust.(5)
28(b)	By-Laws of Registrant.(2)
28(c)	Incorporated by reference to Declaration of Trust and Bylaws.
28(d)(1)	Investment Advisory Agreement.**
28(d)(2)	Investment Advisory Agreement.(3)
28(d)(3)	Investment Advisory Agreement.(6)
28(d)(4)	Investment Advisory Agreement.(7)
28(e)(1)	Form of Distribution Agreement.(3)
28(e)(2)	Form of Dealer Agreement.(3)
28(e)(3)	Form of Selling Group Member Agreement.(3)
28(f)	Not applicable.
28(g)(1)	Form of Custodian Agreement.(2)
28(g)(2)	Form of Rule 17f-5 Delegation Agreement.(2)
28(h)(1)	Form of Administration and Accounting Services Agreement.(2)
28(h)(2)	Form of Transfer Agent Agreement.(2)
28(h)(3)	Expense Limitation Agreement.**
28(h)(4)	Expense Limitation Agreement.(3)
28(h)(5)	Expense Limitation Agreement.(6)
28(h)(6)	Expense Limitation Agreement.(7)
28(i)(1)	Opinion and Consent of Kramer Levin Naftalis & Frankel LLP.(3)
28(i)(2)	Opinion and Consent of Richards, Layton & Finger, P.A.**
28(i)(3)	Opinion and Consent of Richards, Layton & Finger, P.A.(3)
28(i)(4)	Opinion and Consent of Richards, Layton & Finger, P.A.(6)
28(i)(5)	Opinion and Consent of Richards, Layton & Finger, P.A.(7)
28(j)(1)	Consent of Independent Registered Public Accounting Firm**
28(j)(2)	Consent of Independent Registered Public Accounting Firm(6)
28(j)(3)	Consent of Kramer Levin Naftalis & Frankel LLP.**
28(j)(4)	Consent of Kramer Levin Naftalis & Frankel LLP.(6)
28(j)(5)	Consent of Kramer Levin Naftalis & Frankel LLP.(7)
28(k)	Not applicable.
28(l)	Form of Initial Capital Agreement.(3)
28(m)	Amended and Restated Rule 12b-1 Plan.(6)
28(n)	Amended and Restated Rule 18f-3 Plan.(6)
28(o)	Not applicable.
28(p)(1)	Code of Ethics of Registrant.(2)
28(p)(2)	Code of Ethics of the Adviser.(2)

ITEM 29.	Persons Controlled by or Under Common Control with Registrant.

Not applicable.

ITEM 30.	Indemnification.

Article VII of the Registrant’s Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 2.Indemnification and Limitation of Liability.

The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Investment Adviser or Principal Underwriter(s) of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and the Trust out of its assets shall indemnify and hold harmless each and every Trustee from and against any and all claims and demands whatsoever arising out of or related to each Trustee’s performance of his duties as a Trustee of the Trust to the fullest extent permitted by law; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee from or against any liability to the Trust or any Shareholder to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his capacity as Trustees or Trustee, and such Trustees or Trustee shall not be personally liable thereon.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 3.Trustee’s Good Faith Action; Expert Advice; No Bond or Surety.

The exercise by the Trustees of their powers and discretions hereunder shall be binding upon everyone interested. A Trustee shall be liable to the Trust and to any Shareholder solely for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees may take advice of counsel or other experts with respect to the meaning and operation of this Declaration, and shall be under no liability for any act or omission in accordance with such advice nor for failing to follow such advice. The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 4.Insurance.

The Trustees shall be entitled and empowered to the fullest extent permitted by law to purchase with Trust assets insurance for liability and for all expenses reasonably incurred or paid or expected to be paid by a Trustee or officer in connection with any claim, action, suit or proceeding in which he becomes involved by virtue of his capacity or former capacity with the Trust.

Pursuant to the Distribution Agreement, Distributor agrees to indemnify the Registrant, its officers and trustees against claims, demands, liabilities and expenses under specified circumstances, all as more fully set forth in the Registrant’s Distribution Agreement, which has been filed as an exhibit to the Registration Statement.

The Registrant may be party to other contracts that include indemnification provisions for the benefit of the Registrant’s trustees and officers.

The trustees and officers of the Registrant and the personnel of the Registrant’s investment adviser are insured under an errors and omissions liability insurance policy.

ITEM 31.	Business and Other Connections of Investment Adviser.

A description of any other business, profession, vocation, or employment of a substantial nature in which the Adviser, and each director, officer, or partner of the Adviser, is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, employee, partner or trustee, is set forth in the Form ADV of the Adviser, as filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2017 and is incorporated herein by this reference.

ITEM 32.	Principal Underwriters.

(a)  The Distributor is registered with the SEC as a broker-dealer and is a member of FINRA. As of April 12, 2017, the Distributor acted as principal underwriter for the following investment companies:

ABS Long/Short Strategies Fund
Absolute Shares Trust
AdvisorShares Trust
American Beacon Funds
American Beacon Select Funds
Ark ETF Trust
Avenue Mutual Funds Trust
BP Capital TwinLine Energy Fund, Series of Professionally Managed Portfolios
BP Capital TwinLine MLP Fund, Series of Professionally Managed Portfolios
Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
Bridgeway Funds, Inc.
Brinker Capital Destinations Trust
Center Coast MLP & Infrastructure Fund
Center Coast MLP Focus Fund, Series of Investment Managers Series Trust
Context Capital Funds
CornerCap Group of Funds
Davis Fundamental ETF Trust
Direxion Shares ETF Trust
Eaton Vance NextShares Trust
Eaton Vance NextShares Trust II
EIP Investment Trust
Evanston Alternative Opportunities Fund
Exchange Listed Funds Trust(f/k/a Exchange Traded Concepts Trust II)
FEG Absolute Access Fund I LLC
FlexShares Trust
Forefront Income Trust
Forum Funds
Forum Funds II
FQF Trust
Guinness Atkinson Funds
Henderson Global Funds
Horizon Spin-off and Corporate Restructuring Fund, Series of Investment Managers Series Trust(f/k/a Liberty Street Horizon Fund)
Horizons ETF Trust
Horizons ETF Trust I (f/k/a Recon Capital Series Trust)
Infinity Core Alternative Fund
Ironwood Institutional Multi-Strategy Fund LLC
Ironwood Multi-Strategy Fund LLC
John Hancock Exchange-Traded Fund Trust
Manor Investment Funds
Miller/Howard Funds Trust
Miller/Howard High Income Equity Fund
Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
OSI ETF Trust
Palmer Square Opportunistic Income Fund
PENN Capital Funds Trust
Performance Trust Mutual Funds, Series of Trust for Professional Managers
Pine Grove Alternative Institutional Fund
Plan Investment Fund, Inc.
PMC Funds, Series of Trust for Professional Managers
Quaker Investment Trust
Ramius Archview Credit and Distressed Fund
Renaissance Capital Greenwich Funds
RMB Investors Trust(f/k/a Burnham Investors Trust)
Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
Salient MF Trust
SharesPost 100 Fund
Sound Shore Fund, Inc.
Steben Alternative Investment Funds
Steben Select Multi-Strategy Fund
Strategy Shares
The 504 Fund(f/k/a The Pennant 504 Fund)
The Community Development Fund
Third Avenue Trust
Third Avenue Variable Series Trust
TIFF Investment Program
Turner Funds

U.S. Global Investors Funds
Victory CEMP US 500 Volatility Wtd Index ETF, a Series of Victory Portfolios II
Victory CEMP US Small Cap Volatility Wtd Index ETF, a Series of Victory Portfolios II
Victory CEMP International Volatility Wtd Index ETF, a Series of Victory Portfolios II
Victory CEMP Emerging Market Volatility Wtd Index ETF, a Series of Victory Portfolios II
Victory CEMP US Large Cap High Div Volatility Wtd Index ETF, a Series of Victory Portfolios II
Victory CEMP US Small Cap High Div Volatility Wtd Index ETF, a Series of Victory Portfolios II
Victory CEMP International High Div Volatility Wtd Index ET, a Series of Victory Portfolios II
Victory CEMP US Discovery Enhanced Volatility Wtd Index ETF, a Series of Victory Portfolios II
Victory CEMP US 500 Enhanced Volatility Wtd Index ETF, a Series of Victory Portfolios II
Victory CEMP Developed Enhanced Volatility Wtd Index ETF, a Series of Victory Portfolios II
Victory CEMP US EQ Income Enhanced Volatility Wtd Index ETF, a Series of Victory Portfolios II
Wakefield Managed Futures Strategy Fund, a Series of Wakefield Alternative Series Trust
West Loop Realty Fund, Series of Investment Managers Series Trust(f/k/a Chilton Realty Income & Growth Fund)
Wintergreen Fund, Inc.
WisdomTree Trust

(b)  The Distributor is a Delaware limited liability company located at Three Canal Plaza, Suite 100, Portland, ME 04101. The following is a list of directors and executive officers of the Distributor, none of whom serve as a director or officer of the Fund.

Name	Address	Position with Underwriter	Position with Registrant

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)  Not applicable.

ITEM 33.	Location of Accounts and Records.

UMB Fund Services, Inc., the Trust’s Administrator, maintains certain required accounting related and financial books and records of the Registrant at 235 W. Galena St., Milwaukee, WI 53212. The other required books and records are maintained by the Adviser at 375 Park Avenue, New York, NY 10152.

ITEM 34.	Management Services.

Not Applicable.

ITEM 35.	Undertakings.

Not Applicable.

* Filed herewith.
** To be filed by amendment.

(1) Previously filed as an exhibit to the Registrant’s Registration Statement on Form N-1A (File No. 811-23220 ), filed on December 12, 2016.

(2) Previously filed as an exhibit to the Registrant’s Pre-Effective Amendment to the Registration Statement on Form N-1A (File No. 811-23220), filed on March 31, 2017.

(3) Previously filed as an exhibit to the Registrant’s Pre-Effective Amendment to the Registration Statement on Form N-1A (File No. 811-23220), filed on April 26, 2017.

(4) Previously filed as an exhibit to the Registrant’s Post-Effective Amendment to the Registration Statement on Form N-1A (File No. 811-23220), filed on July 26, 2017.

(5) Previously filed as an exhibit to the Registrant’s Post-Effective Amendment to the Registration Statement on Form N-1A (File No. 811-23220), filed on July 27, 2017.

(6) Previously filed as an exhibit to the Registrant’s Post-Effective Amendment to the Registration Statement on Form N-1A (File No. 811-23220) for Fiera Capital Small/Mid-Cap Growth Fund, filed on September 13, 2017.

(7) Previously filed as an exhibit to the Registrant’s Post-Effective Amendment to the Registration Statement on Form N-1A (File No. 811-23220) for Fiera Capital International Equity Fund, filed on September 13, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 16th day of November, 2017.

Fiera Capital Series Trust

By:	/s/ Benjamin Thompson
Benjamin Thompson
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Michael Kalbfleisch	Trustee	November 16, 2017
Michael Kalbfleisch

/s/ Gerald Hellerman	Trustee	November 16, 2017
Gerald Hellerman

/s/ Stephen McGuinness	Trustee	November 16, 2017
Stephen McGuinness

/s/ Kevin Mirabile	Trustee	November 16, 2017
Kevin Mirabile

INDEX TO EXHIBITS

28(a)(5)	Instrument Adding Series to Declaration of Trust.